Filed with the Securities and Exchange Commission on February 7, 1997.

                                                    File No.   33-48940
                                                    File No. 811-6722

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                     __

     Post-Effective Amendment No.     6               X


                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.     6                              X


                              THE HOMESTATE GROUP
              (Exact Name of Registrant as Specified in Charter)

             1857 WILLIAM PENN WAY, SUITE 203, LANCASTER, PA 17605
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code:  (717) 396-7864

                                 SCOTT L. REHR
                1857 WILLIAM PENN WAY, SUITE 203, LANCASTER, PA
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective

     _____     immediately upon filing pursuant to paragraph (b)

     _____     on                pursuant to paragraph (b)

     _____     60 days after filing pursuant to paragraph (a)(1)

     _____     on                pursuant to paragraph (a)(1)

        X      75 days after filing pursuant to paragraph (a)(2)

     _____     on                pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

        X     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             CROSS-REFERENCE SHEET

                              THE HOMESTATE GROUP

                          Items Required By Form N-1A

                             PART A  -  PROSPECTUS

ITEM NO.  ITEM CAPTION                    PROSPECTUS CAPTION
--------  ------------                    -----------------------
   1.     Cover Page                      Cover Page

   2.     Synopsis                        Expense Table
                                          Investment Objectives and Policies
                                          Purchase Information

   3.     Condensed Financial             Financail Highlights
            Information

   4.     General Description of          Investment Objectives and Policies
            Registrant                    Management of the Fund
                                          Brokerage Allocation

   5.     Management of the Fund          Management of the Fund

   5A.    Management's Discussion         [Contained in the Fund's Annual
            Report, of Fund Performance     President's Letter]

   6.     Capital Stock and               Cover Page
            Other Securities              Dividends, Distributions
                                            and Taxes
                                          General Information

   7.     Purchase of Securities          How to Purchase Shares of the Fund
            Being Offered                 Valuing the Fund's Shares
                                          Management of the Fund/The
                                          Distribution Plan

   8.     Redemption or Repurchase        How to Redeem Shares of the Fund

   9.     Pending Legal Proceedings       Not Applicable

                              THE HOMESTATE GROUP

                PART B  -  STATEMENT OF ADDITIONAL INFORMATION

                                          CAPTION IN STATEMENT OF
ITEM NO.  ITEM CAPTION                    ADDITIONAL INFORMATION
--------  ------------                    -----------------------
   10.    Cover Page                      Cover Page

   11.    Table of Contents               Table of Contents

   12.    General Information             Not Applicable
            and History

   13.    Investment Objectives           Additional Information
            and Policies                  Concerning Investment
                                          Objctives and Policies
                                          Portfolio Turnover
                                          Appendix A

   14.    Management of the Registrant    Trustees and Officers

   15.    Control Persons and             Trustees and Officers
            Principal Holders             Other Information Securities

   16.    Investment Advisory             Investment Advisor and
            and Other Services            Other Service Provviders

   17.    Brokerage Allocation            Additional Brokerage
                                          Allocation

   18.    Capital Stock and               Redemptions
            Other Securities              Description of the Fund

   19.    Purchase, Redemption            Redemptions
            and Pricing of                Net Asset Value and Dividends
            Securities Being
            Offered

   20.    Tax Status                      Additional Dividends, Distributions
                                            and Taxes Information

   21.    Underwriters                    Distributor

   22.    Calculation of                  Measuring Performance
            Performance

   23.    Financial Statements            Financial Statements

                              PROSPECTUS

                        DATED FEBRUARY 18, 1997



------------------------------------------------------------------------------
                          THE HOMESTATE GROUP
------------------------------------------------------------------------------



                THE HOMESTATE PENNSYLVANIA GROWTH FUND
                THE HOMESTATE SELECT OPPORTUNITIES FUND








Fund Information New Accounts --(800) 232-0224 Existing Accounts/Orders--
(800) 892-1351 Brokers Only--(800) 232-OK-PA

                  PROSPECTUS DATED FEBRUARY 18, 1997
THE HOMESTATE GROUP   Mailing    1857 William Penn Way, P.O. Box 10666
                      Address    Lancaster, PA 17605-0666
                                 Phone (800) 232-0224 -- Toll-Free
                                 (717) 396-7864 -- Local & International

                  INVESTMENT OBJECTIVES AND POLICIES

The HomeState Group (the "Trust") is an open-end management company, organized on August 26, 1992, as a common law trust under Pennsylvania law. The Trust is registered as a "series fund." Currently, there are two series in operation: the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund (the "Funds").

THE HOMESTATE PENNSYLVANIA GROWTH FUND -- The objective of the Fund is long-term growth of capital through investments primarily in the common stock of companies with headquarters or significant operations in the Commonwealth of Pennsylvania. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. The Fund will usually invest in a diversified portfolio of common stock of approximately 120 companies. There is no assurance the Fund will achieve this investment objective (See "Investment Objectives and Policies").

THE HOMESTATE SELECT OPPORTUNITIES FUND -- The objective of the Fund is long-term appreciation of capital through investments in a non-diversified portfolio of U.S. securities, without regard to any further issuer location limitations. The Fund will typically invest in the common stock of no more than fifty U.S. companies. Due to potential concentration in these issues, the Fund will close to new investors when total net assets surpass $100 million. While the Fund can invest in companies of varying size, it will usually emphasize companies having a market capitalization of less than $1 billion. There is no assurance the Fund will achieve this investment objective (See "Investment Objectives and Policies").

                         PURCHASE INFORMATION

Shares of each Fund can be purchased through any independent securities dealer having a sales agreement with the Funds' Distributor, at the then-current net asset value plus a sales charge of 4.75%. There are several ways to purchase shares at a reduced sales charge. The required minimum initial investment in each Fund is $500 and the minimum subsequent investment is $50. The minimum initial and subsequent investment amounts are $50 under the Funds' AutoInvest Plan. See "How to Purchase Shares of the Funds" for more information.

                        ADDITIONAL INFORMATION

This Prospectus sets forth the information a prospective investor should know before investing. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated February 18, 1997 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. The Statement of Additional Information includes a description of the Funds' trustees and officers, a list of investment policies and restrictions, and further details about the management and operations of each Fund, and is available at no charge by writing or calling the Funds at the address or phone numbers listed above.

For further information concerning a new account, call the Funds at (800) 232-0224. For questions about an established account, call Rodney Square Management Corporation, the Funds' shareholder servicing agent, at (800) 892-1351.

Shares of the Funds are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------------
                  TABLE OF CONTENTS


WHERE TO FIND INFORMATION CONCERNING         PAGE NUMBER
------------------------------------         -----------
Investment Objectives and Policies                1
Purchase Information                              1
Additional Information                            1
Expenses Summary                                  3
Financial Highlights                              4
Investment Objectives and Policies                5
How to Purchase Shares of the Funds               9
How to Redeem Shares of the Funds                 13
Valuing the Funds' Shares                         15
Management of the Funds                           16
Brokerage Allocation                              19
Dividends, Distributions and Taxes                19
General Information                               21

------------------------------------------------------------------------------

                  HOMESTATE PENNSYLVANIA GROWTH FUND
                  HOMESTATE SELECT OPPORTUNITIES FUND
                           EXPENSES SUMMARY

                   SHAREHOLDER TRANSACTION EXPENSES

     Maximum Sales Load Imposed on Purchases
     (As a percentage of Maximum offering price)  ...       4.75% (1)
     Sales Load Imposed on Reinvested Dividends  ....       None
     Deferred Sales Load  ...........................       None
     Redemption Fees  ...............................       None
     Exchange Fees  .................................       None
     Wire Transfer of Redemption Proceeds Fee  ......       $7.00

                  ANNUAL FUND OPERATING EXPENSES (2)
                (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                              HomeState Pennsylvania        HomeState Select
                                    GROWTH FUND            OPPORTUNITIES FUND
							  ----------------------       ------------------
Management Fees                         0.75%                    1.00%
12b-1 Fees(3)                           0.35%                    0.35%
Other Expenses (After Reimbursement)    0.75%                    1.00%(4)
                                        -----                    --------
     TOTAL OPERATING EXPENSES           1.85%                    2.35%(5)

                          EXAMPLE OF EXPENSES

     An investor would have directly or indirectly paid the following expenses at the end of the periods shown on a hypothetical $1,000 investment in the Funds, assuming a 5% annual return and redemption at the end of each period:

                              One       Three     Five      Ten
                              YEAR      YEARS     YEARS     YEARS
HomeState PA Growth Fund      $65       $103      $143      $254
HomeState Select
Opportunities Fund            $70       $117      $167      $303

     This table is provided to help you understand the expense of investing in the Funds and your share of the operating expenses which the Funds incur. The table does not represent past or future expense levels. Actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but the Funds' actual annual returns will vary.

     (1) The rules of the SEC require that the maximum sales charge (in the Funds' case, 4.75% of the offering price) be reflected in the above table. However, there are several methods by which the sales charge can be reduced. See "How to Purchase Shares of the Funds" for more information.
     (2) The table shows expenses based on the HomeState Pennsylvania Growth Fund's management fee and distribution service (12b-1) fee and other expenses on an annualized basis for the period ended June 30, 1996, and estimated expenses for the HomeState Select Opportunities Fund.

     (3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the economic equivalent of the maximum permitted front-end sales charge.

     (4) (5) Because the HomeState Select Opportunities Fund is newly organized, its percentages shown for "Other Expenses" are estimated and have been computed giving effect to the Adviser's agreement to limit the Fund's ordinary operating expenses to no more than 2.35% at least through and including June 30, 1997. Absent that limitation, the "Other Expenses" and "Total Operating Expenses" would be estimated to be 1.47% and 2.82%, respectively.


                         FINANCIAL HIGHLIGHTS

      The following table presents per share financial information for the HomeState Pennsylvania Growth Fund since its commencement of operations on October 1, 1992. This information has been audited and reported on by the HomeState Pennsylvania Growth Fund's independent accountants. The Report of Independent Accountants and financial statements included in the HomeState Pennsylvania Growth Fund's Annual Report to shareholders for the period ended June 30, 1996 are incorporated by reference into this Prospectus. The
HomeState Pennsylvania Growth Fund's Annual Report contains additional performance information that will be made available without charge upon request.:

THE HOMESTATE PENNSYLVANIA GROWTH FUND
FINANCIAL HIGHLIGHTS
                                             PERIODS ENDED
								   --------------------------------------
                                   6/30/96   6/30/95   6/30/94   6/30/93+
								   -------   -------   -------   --------
Net asset value at
  beginning of period............  $15.68    $12.37    $10.98    $10.00
                                   ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss).....   (0.07)    (0.01)    (0.03)    (0.03)
Net realized and unrealized gains
  on investments.................    6.17      3.54      1.53      0.95
                                   ------    ------    ------    ------
Total from investment operations.    6.10      3.53      1.50      0.98
                                   ------    ------    ------    ------
LESS DISTRIBUTIONS
Dividends from net investment
  income.........................    0.00      0.00     (0.03)     0.00
Distributions from net realized
  gains..........................   (0.53)    (0.22)    (0.08)     0.00
                                   ------    ------    ------    ------
Total distributions..............   (0.53)    (0.22)    (0.11)     0.00
                                   ------    ------    ------    ------

Net asset value at end of period.  $21.25    $15.68    $12.37    $10.98
                                   ======    ======    ======    ======

Total return**...................   39.94%    28.96%    13.75%    13.07%*

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period
  (000s omitted)................. $55,828   $20,388     $9,892    $3,026
Ratio of expenses to average
  net assets before reimbursement
  by Adviser.....................   1.85%     2.00%      2.67%     7.85%*
Ratio of expenses to average net
  assets after reimbursement by
  Adviser........................   na++      1.91%      2.23%     1.87%*
Ratio of net investment loss to
  average net assets before
  reimbursement by Adviser.......  (0.58)%   (0.20)%    (0.76)%   (5.24)%*
Ratio of net investment income
  (loss) to average net assets
  after reimbursement by Adviser.   na++     (0.10)%    (0.32)%    0.74%*
Average commission rate paid.....  $0.0961     --        --        --
Portfolio turnover rate..........    66%        51%       51%       63%

+   From commencement of operations:  October 1, 1992
*   Annualized
**  Total return does not reflect 5.0% maximum sales charge
++  Not applicable: no reimbursements were made by the Adviser

The HomeState Select Opportunities Fund commenced operations on February 18, 1997. Its operations up to February 18, 1997 were limited to the issuance of 1,000 shares at $10.00 to the Fund's investment adviser.

                  INVESTMENT OBJECTIVES AND POLICIES

      The HomeState Group is registered as a "series" fund whereby each individual series of the Trust, in effect, represents a separate mutual fund with its own investment objectives and policies, with varying possibilities for capital appreciation or income, and subject to varying degrees of market risks. Currently, two series are in operation: the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund. The discussion of investment objectives and policies that follows relates only to each specific series as noted. Future series of the Trust would have their own distinct objectives and policies. Each series may also employ the techniques described below under "Investment Techniques" and are subject to specific risks described below under "Risk Factors."

THE HOMESTATE PENNSYLVANIA GROWTH FUND
      The Fund's objective is long-term growth through capital appreciation. The Fund seeks to achieve this goal mainly by investing in a diversified portfolio of companies that have their headquarters in the Commonwealth of Pennsylvania, or companies based elsewhere but have significant operations in the Commonwealth of Pennsylvania (i.e. at least 50% of their revenues are derived from operating units located in Pennsylvania). The Fund's objective may not be changed without a vote of the holders of a majority of the outstanding shares of the Fund. There can be no guarantee the investment objective of the Fund will be achieved. The Fund will be actively managed but will limit short-term trading and high portfolio turnover rates. The Fund's annual portfolio turnover rate is not anticipated to exceed eighty percent.

THE HOMESTATE SELECT OPPORTUNITIES FUND
      The objective of the Fund is long-term appreciation of capital through investments in a non-diversified portfolio of securities. The Fund seeks to achieve this goal by typically investing in the common stock of no more than fifty U.S. companies. While the Fund can invest in companies of varying size, it will usually emphasize companies having a market capitalization of less than $1 billion. The Fund may invest a larger percentage of its assets in a particular security or issuer than the average diversified mutual fund, and will focus on those companies identified by the Fund's adviser as having what it believes are uperior prospects for price appreciation. Due to potential concentration in these issues, the Fund will close to new investors when total net assets surpass $100 million. The Fund's annual portfolio turnover rate is expected to not exceed one hundred and fifty percent. Higher portfolio turnover rates increase transaction costs and the possibility of realizing taxable capital gains. The Fund's objective may not be changed without a vote of the holders of a majority of the outstanding shares of the Fund. There can be no guarantee the investment objective of the Fund will be achieved.

                         INVESTMENT TECHNIQUES

      The following are the investment techniques that may be used by the Funds. Any discussion of an investment technique specific to one series will be noted.

EQUITY SECURITIES
     Under normal circumstances the Funds will invest a minimum of 65% of its total assets in common stocks, preferred stocks and securities convertible into common and preferred stocks. Investments are based primarily on fundamental analysis and, although technical factors will not be ignored, the main investment criteria will focus on an evaluation of revenues, earnings, debt, capitalization, quality of management, level of insider ownership, changing market conditions, past performance and future expectations. The Funds will strive to invest in companies with strong balance sheets and dominant or leading positions in niche markets. The Funds will look favorably upon those companies that have well-defined business plans and long-term operating strategies designed to increase shareholder value. When evaluating a company for possible inclusion in a Funds' portfolio, a member of the Adviser's portfolio management or research staff will request to conduct an in-person visit to the company whenever such a visit is judged appropriate, and will seek to meet with the company's management and survey its operations. The Adviser will also attempt to interview a cross section of the company's employees, customers, suppliers and competitors. The Adviser believes that this "hands-on" approach to investing may give it an opportunity to spot developing trends in these companies. The Adviser estimates that approximately 80 percent of the HomeState Pennsylvania Growth Fund's equity holdings have historically been a result of this in-house research effort and that this percentage will be even higher in the HomeState Select Opportunities Fund. The HomeState Select Opportunities Fund, however, will not share the HomeState Pennsylvania Growth Fund's geographic limitation.

SMALL COMPANIES
      The Funds can each invest in companies from a wide range of industries and of varying size, but both will include smaller companies. The HomeState Select Opportunities Fund will usually emphasize these smaller companies. Smaller companies are generally not as widely followed by institutional investment analysts as larger companies such as those listed on the New York Stock Exchange. According to Surveys by brokerage firms, over 60 percent of all companies listed on the NASDAQ Stock Exchange and American Stock Exchange have two or fewer analysts following the company. The Funds' adviser believes that this lack of generally available information about smaller companies presents an opportunity for investment managers who provide their own research analysis to spot developing trends before such information is widely distributed among the larger investment community.

REGIONAL INVESTING
      To pursue its objective, the HomeState Pennsylvania Growth Fund will invest at least 65 percent of the value of its total assets in common stocks, preferred stocks and securities convertible into common and preferred stocks issued by firms whose headquarters are located in the Commonwealth of Pennsylvania or companies based elsewhere but that have significant operations in the Commonwealth of Pennsylvania. The Funds' Adviser, Emerald Advisers, Inc., believes that Pennsylvania is positioned to provide publicly-traded companies and their shareholders significant opportunities for growth. The state is situated between two of the nation's most densely populated regions, and its industries are poised to take advantage of global markets. The state has ports accessing the Great Lakes system, the Mississippi and Ohio rivers to the Gulf of Mexico, and the Atlantic Ocean. Pennsylvania is at the heart of an expansive railroad system and has a major network of inter-connecting interstate highways. Its corporate profile is diverse: from high-tech biopharmaceutical firms headquartered in the state's southeast corner, to rich farmlands in central Pennsylvania, to the growing financial and commercial center of the west. From Erie to Philadelphia and from Pittsburgh to the Poconos, the four corners of Pennsylvania frame a $244 billion economy. If Pennsylvania were a free-standing country, its Gross Domestic Product would rank it similar in size to such countries as Mexico or the Republic of Korea. The Adviser believes that the Fund will provide a positive influence on the Pennsylvania economy by stimulating investor interest and awareness in Pennsylvania companies.

OTHER INVESTMENT TECHNIQUES

      Both Funds may also invest up to 35 percent of the value of their total assets in preferred stocks, investment-grade corporate bonds and notes, and high-quality short-term debt securities such as commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements, obligations insured or guaranteed by the United States Government or its agencies, and demand and time deposits of domestic banks and United States branches and subsidiaries of foreign banks. (The price of debt securities in which the Funds invest are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of the Funds' debt securities may rise. Price changes of these debt securities held by the Funds have a direct impact on the net asset value per share of the Funds. Investment grade corporate bonds are generally defined by the four highest rating categories by Standard & Poor's Corporation ("S & P") and Moody's Investors Services
("Moody's"): AAA, AA, A or BBB by S & P and Aaa, Aa, A and Baa by Moody's. Corporate bonds rated BBB by S & P or Baa by Moody's are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and speculative characteristics (See "Appendix A" of the Funds' Statement of Additional Information for further information). The Funds will make use of these short-term instruments primarily under those circumstances where it has cash to manage for a brief time period (i.e. after receiving dividend distributions, proceeds from the sale of portfolio securities or money from the sale of Fund shares to investors).

      The Funds will not engage in direct investment in real estate or real estate mortgage loans, except those instruments issued or guaranteed by the United States Government. The mortgage-related instruments in which the Funds may invest include those issued by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") (collectively, the "Mortgage-Related Instruments"). The underlying mortgages which collateralize Mortgage-Related Instruments issued by GNMA are fully guaranteed by the Federal Housing Administration or Veteran's Administration, while those collateralizing
Mortgage-Related Instruments issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints. Mortgage-Related Instruments provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income and the capital portion will be reinvested. Unlike conventional bonds, Mortgage-Related Instruments pay back principal over the life of the Mortgage-Related Instrument rather than at maturity. At the time that a holder of a Mortgage-Related Instrument reinvests the payments and any unscheduled prepayment of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing Mortgage-Related Instruments. As a consequence, Mortgage-Related Instruments may be a less effective means of "locking-in" long-term interest rates than other types of U.S. government securities. While Mortgage-Related Instruments generally entail less risk of a decline during periods of rapidly rising interest rates, they may also have less potential for capital appreciation than other investments with comparable maturities because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if Mortgage-Related Instruments are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of premium paid. Conversely, if Mortgage-Related Instruments are purchased at a discount, both a scheduled payment of principal and an unscheduled payment of principal would increase current and total returns and would be taxed as ordinary income when distributed to shareholders.

      On those occasions when, in the opinion of the Funds' investment adviser, market conditions warrant a temporary defensive approach, the Funds may invest more than 35 percent of their total assets in short-term obligations, including the following: securities issued or guaranteed by the U.S. government, commercial paper and bankers acceptances. During intervals when the Funds have adopted a temporary defensive position they will not be achieving their stated investment objective.

      The Funds may from time to time engage in repurchase agreements. That is, a seller may sell securities to the Fund and agree to repurchase the securities at the Funds' cost plus interest within a specified period (normally one day). The arrangement results in a fixed rate of return that is not subject to market fluctuations during the period that the underlying security is held by the Funds. Repurchase agreements involve certain risks, including seller's default on its obligation to repurchase or seller's bankruptcy.

     HEDGING STRATEGIES In managing the HomeState Select Opportunities Fund, the adviser may engage in certain options and short selling strategies to hedge various market risks or to enhance potential gain. Certain special characteristics of and risks associated with using these instruments are discussed below. Use of options and short selling is subject to applicable regulations of the SEC, the several options exchanges upon which these instruments may be traded, and the various state regulatory authorities. The Board of Trustees has adopted investment guidelines (described below) reflecting those option trading regulations.

       The Fund will not use leverage in their options strategies. Accordingly, the Fund will comply with guidelines established by the SEC with respect to coverage of these strategies and will either (1) set aside liquid, unencumbered, daily marked-to-market assets in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder.

      OPTIONS STRATEGIES: The HomeState Select Opportunities Fund may purchase and write (sell) options on securities and securities indices that are traded on U.S. and in the over-the-counter ("OTC") market. The Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

      The Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

      Securities used to cover OTC call options written by the Fund are considered illiquid and therefore subject to the Fund's limitations on investing in illiquid securities. The Fund may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above. The Fund may purchase and write covered straddles on securities or indexes. The Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). For a more complete discussion of these and other hedging techniques, the investors are directed to the Trust's Statement of Additional Information.

     OPTIONS GUIDELINES. The HomeState Select Opportunities Fund has adopted the following investment guidelines to govern its use of options strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

     (1) the Fund will write only covered options, and each such option will remain covered so long as the Fund is obligated under the option; and

     (2) the Fund will not write put or call options having aggregate exercise prices greater than 25% of its net assets.

     These guidelines do not apply to options attached to or acquired with or traded together with their underlying securities and do not apply to securities that incorporate feature similar to options.

     SHORT-SELLING

     If the HomeState Select Opportunities Fund anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may realize a profit or loss depending upon whether the market price of a security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. As a hedging technique, the Fund may purchase options to buy securities sold short by the Fund. Such options would lock in a future purchase price and protect the Fund in case of an unanticipated increase in the price of a security sold short by the Fund.

      Whenever the Fund effects a short sale, it will set aside in segregated accounts cash, U.S. Government Securities or other or other liquid assets equal to the difference between (i) the market value of the securities sold short; and (ii) set aside liquid, unencumbered, daily marked-to-market assets in a segregated account with the Fund's custodian in the prescribed amount. Until the Fund replaces the security it borrowed to make the short sale it must maintain daily the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. No more than 25% of the value of the Fund's total net assets will be, when added together,
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales. The Fund's ability to make short sales may be limited by a requirement applicable to "regulated investment companies" under Subchapter M of the Internal Revenue Code that no more than 30% of the Fund's gross income in any year may be the result of gains from the sale of property held for the less than three months.


                             RISK FACTORS

GENERAL
The principal risk factor associated with an investment in the Funds is that the market value of the portfolios' securities may decrease and result in a decrease in the value of a shareholder's investment. All investments, including those in mutual funds, have risks, and no investment is suitable for all investors. The Funds are intended for long-term investors.

SMALL COMPANIES
The Funds' portfolios will include smaller companies, those defined by the Funds' adviser as having a market capitalization of less than $1 billion. Stocks of "small cap" companies tend to be more volatile and less liquid than stocks of large companies. "Small cap" companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them more susceptible to market pressure, may have a smaller public market for their shares, and may not be nationally recognized.

REGIONAL INVESTING
      Due to its geographic limitation, the HomeState Pennsylvania Growth Fund's assets may be subject to greater risk of loss from economic, political or other developments (e.g., natural disasters) having an unfavorable impact upon business located in the Commonwealth of Pennsylvania than similar funds whose investments are geographically more diverse (i.e. the Fund may be less diversified than other funds with similar investment objectives but no such geographic limitation. The HomeState Select Opportunities Fund has no such geographic limitation.) There can be no assurance that the economy of Pennsylvania or the companies headquartered or operating in Pennsylvania will grow in the future.

     Since the HomeState Pennsylvania Growth Fund will be mainly investing in a diversified portfolio of companies that have their headquarters in the Commonwealth of Pennsylvania, or companies based elsewhere but that have significant operations in Pennsylvania, Fund investments can be significantly affected by business trends and the economic health of Pennsylvania. The following is a brief summary of certain factors affecting the Pennsylvania Growth Fund. The summary does not purport to be complete and is based upon information derived from publicly available documents.

      SPECIAL FACTORS AFFECTING INVESTMENTS IN PENNSYLVANIA COMPANIES -- Pennsylvania is the nation's fifth-ranked state in terms of population, behind California, New York, Texas and Florida. Pennsylvania's population notched up to 11.9 million in 1990 from 11.8 million in 1980. Pennsylvania's population is evenly split between the metropolitan areas of Philadelphia and Pittsburgh and the rest of the State.

      Pennsylvania boasts the nation's highest personal savings rate and the least transitory population of any state in the nation (81% of the current population was born in the State).

     Pennsylvania's workforce totals more than 5.9 million, ranking it as the sixth largest labor pool in the nation. The State's seasonally adjusted unemployment rate stood at 5.1% in July 1996, versus 5.4% for the U.S. economy as a whole. By comparison, neighboring New Jersey's rate was 6.1%. Pennsylvania has a lower per capita state tax burden than the surrounding states of New York, New Jersey, Maryland or Ohio.

       Pennsylvania's $244 billion economy is home to 33 Fortune 500 corporations and more than 237,000 public and private businesses. Pennsylvania is the only state in the nation with two cities (Philadelphia and Pittsburgh) listed in Fortune's top ten cities with the largest number of Fortune 500 companies. Since the Fund commenced operations in 1992, the number of Pennsylvania-based publicly-traded companies it has identified has grown from 440 to over 500 companies. See "Appendix B: Pennsylvania-based Companies" in the Statement of Additional Information for a complete listing of these companies. Pennsylvania has historically been identified as among the leading states in manufacturing and mining. The coal and steel industries have declined in national importance in recent years, but remain a major component of the Pennsylvania economy. Due to the cyclical nature of these businesses, Pennsylvania may be more vulnerable to the industries' economic fluctuations and downturns.

      In part because of the decline in the heavy manufacturing sector, Pennsylvania's economy has diversified beyond the traditional "smoke stack" industries. Major new sources for growth are in the service sector, including medical and health services, trade, education and financial institutions. The State's workforce has diversified so that it is almost evenly divided between the services (24.4%), wholesale and retail trade (23.9%) and manufacturing (23.3%) employment sectors. The State is home to the nation's third largest number of technology companies, and the greater Philadelphia area is ranked as the nation's number-two region for biotechnology companies.

      Pennsylvania's agriculture industries have also historically played a prominent role in the State's economy. Crop and livestock products add an annual $3.5 billion to the State's economy, while agribusiness and food related industries as a whole support $38 billion in annual economic activity. Agribusiness activities can be detrimentally affected by consistently poor weather conditions.

NON-DIVERSIFICATION
As a "non-diversified" Fund, the HomeState Select Opportunities Fund has the ability to invest a larger percentage of its assets in the stock of a smaller number of companies than a "diversified" fund. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable "diversified" fund. See Investment Restriction Number 1, below.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Fund may effectively terminate its right or obligations under an option by entering into a closing transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If the Fund is unable to effect a closing purchase transaction with respect to options it has acquired, the Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets used as cover until the options expire or are exercised, and the Fund may experience material losses due to losses on the option transaction itself and in the covering securities or currencies.

      In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

     (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, index or currency and general market conditions.

     (2)  Options normally have expiration dates of up to three years.

     (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Closing transactions may be effected with respect to options traded in the OTC market only be negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists.

     (4)  With  certain   exceptions,  exchange  listed   options   generally
          settle by physical delivery of the underlying security or currency.

     (5) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

     SHORT-SELLING

      Short-selling is a technique that may be considered speculative and involves risk beyond the initial capital necessary to secure each transaction. In addition, the technique could result in higher operating costs for the Fund and have adverse tax effects for the investor. Investors should consider the risks of such investments before investing in the Fund.

     For a more detailed discussion of these risks, investors are directed to the Trust's Statement of Additional Information.

                        INVESTMENT RESTRICTIONS

      The Funds are subject to specific fundamental investment restrictions, which may not be changed without a vote of a majority of their outstanding shares. Following is a discussion of some of these fundamental restrictions:

The HomeState Pennsylvania Growth Fund may not:
     1. Invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government).
     2. Invest more than 15% of total assets in one industry.
     3. Invest in, write or sell put or call options, straddles, spreads or combinations thereof.
     4. Invest in commodities or commodity contracts.
     5. Borrow money except for temporary or emergency purposes and then only from commercial banks and not in excess of 15% of the Fund's total assets. The Fund will not purchase securities when borrowing exceeds 5% of total assets.

The HomeState Select Opportunities Fund may not:
     1. Invest more than 25% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government), nor, in respect of at least 50% of its assets, invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government.
     2. Invest more than 25% of total assets in one industry.

     3. Borrow money, except from a bank or for purposes of purchasing securities on margin (provided that such purchases may not exceed 120% of total assets taken at current value); such borrowing will be limited to no more than 5% of net assets.

The Funds may not :
     1. Acquire more than 10% of the voting securities of any one issuer.
     2. Issue or sell senior securities.

     The aforementioned investment limitations are considered at the time the investment securities are purchased.

      See the Funds' Statement of Additional Information for the full text of these policies and the Funds' other Fundamental Policies, as well as a listing of non-fundamental policies, which the Board of Trustees may change without shareholder approval.

                  HOW TO PURCHASE SHARES OF THE FUND

      Shares of the Funds are available for purchase through selected financial service firms (such as broker-dealer firms) that have signed a selling agreement with Rodney Square Distributors, Inc. (the "Distributor"), the Funds' principal distributor. If an investor would like assistance in locating a dealer, he or she should contact the Funds. Shares can be purchased by mail or by wire, as described below. The minimum initial investment is $500, and the minimum subsequent investment is $50.

      Shares of the Funds are purchased at net asset value per share next determined after an order is received (See "Valuing the Funds' Shares"), plus any applicable sales charge as described below, which is known as the "offering price." Funds' shareholders pay an ongoing distribution services fee at an annual rate of up to 0.35% of the Portfolio's aggregate average daily net assets attributable to Funds shares (See "Management of the Funds -
- The Distribution Plan").

      At a meeting held on November 21, 1996 the Trust's Board of Trustees voted to reduce the sales load of the HomeState Pennsylvania Growth Fund. As a results, effective February 18, 1997 the maximum sales load on the purchase of shares of the Funds will be 4.75%. The Offering Price is calculated as follows:


                         Sales Charge as a
                         Percentage of:                 Dealer's Concession
DOLLAR AMOUNT INVESTED   OFFERING PRICE     N.A.V.  (AS A % OF OFFERING PRICE)
----------------------   --------------     ------  --------------------------
Less Than $50,000             4.75%         4.99%              4.25%
$50,000 to $250,000           3.75          3.90               3.25
$250,000 to $500,000          2.75          2.83               2.50
$500,000 to $1,000,000        2.25          2.30               2.00
$1,000,000 & Above            0.00          0.00               0.50

REDUCED SALES CHARGE

      There are several ways for shareholders to qualify to pay a lower sales charge. Shareholders may qualify by aggregating purchases being made or that have been made in both Funds:
     (1.) Reach "Break Points" -- Increase the initial investment amount to reach a higher discount level, as listed above.
     (2.) Right of Accumulation -- Add to an existing shareholder account so that the current offering price value of the total combined holdings reach a higher discount level, as listed above.
     (3.) Sign a Letter of Intent -- Inform the Funds or their Agent that you wish to sign a non-binding "Letter of Intent" (the "Letter") to purchase an additional number of shares so that the total equals at least $50,000 over the following 13-month period. Upon the Funds' receipt of the signed Letter, the shareholder will receive a discount equal to the dollar level specified in the Letter. If, however, the purchase level specified by the shareholder's Letter has not been reached at the conclusion of the 13-month period, each purchase will be deemed made at the sales charge appropriate for the actual purchase amount.
     (4.) Combined Purchase Privilege -- Combine the following investor accounts into one "purchase" or "holding" to qualify for a reduced sales charge:
     (i) An individual or "company," as defined in Section 2(a)(8) of the Act; (ii) an individual, his spouse and children under age 21; (iii) a trustee or other fiduciary for certain trusts, estates, and certain fiduciary
accounts;  or  (iv)  the employee benefit plans of a  single  employer.   The
Funds' Transfer Agent, Rodney Square Management Corporation (the "Transfer Agent") must be advised of the related accounts at the time the purchase is made.
     (5.) Purchases at Net Asset Value -- Additionally, the Board of Trustees has determined that the following shareholders shall be permitted to purchase shares of the Funds without paying a sales charge:
           (i) Existing shareholders, upon reinvestment of their dividend income or capital gains distributions as dividends and capital gains distributions are reinvested in shares of the Funds at the net asset value without sales charge;
           (ii) Shareholders who have redeemed any or all of their shares of the Funds within the past 120 days may purchase shares at the net asset value without sales charge. The amount which may be reinvested is limited to the amount up to but not exceeding the redemption proceeds (or to the nearest full share if fractional shares are not purchased) and is limited to shareholders who have not previously exercised this right. The Transfer Agent must be notified of the exercise of this privilege when shares are being purchased;
          (iii) Shareholders of the HomeState Pennsylvania Growth Fund or the HomeState Select Opportunities Fund may exchange their Fund shares into shares of the other Fund at net asset value without sales charge;
          (iv)   The  HomeState  Pennsylvania   Growth   Fund  only:  Certain
"Institutional  Investors"  --  Pennsylvania  State  and  local   government-
affiliated   agencies,   non-profit   and   charitable   organizations,   and
corporations with headquarters or significant operations in the Commonwealth of Pennsylvania having a minimum of $5 million in annual sales and fifteen full-time employees, and the retirement plans of each of the above may purchase at net asset value without sales charge. For these purposes, "significant operations" is defined as having a material impact on the corporation's financial condition or profitability in the discretion of the Adviser;
          (v) Investor's shares purchased by advisory accounts managed by SEC-registered investment advisers or bank trust departments;
          (vi) Trustees, Officers, Employees (and those retired) of the Funds, their services providers and their affiliates, for their own accounts and for their spouse and children, and employees of such broker-dealer firms that have executed a Selling Agreement with the Funds may purchase shares at net asset value without a sales charge.
     (6.) On purchases of $1,000,000 or more, shares are acquired at net asset value with no sales charge or dealer concession charged to the investor. The Distributor, however, may pay the broker-dealer up to 0.50% of the Offering Price, from its own assets.

      The Distributor may from time to time allow broker-dealers selling shares of the Funds to retain 100% of the sales charge. In such cases, the broker-dealer may be deemed an "underwriter" under the Securities Act of 1933, as amended.

      In addition to the commission paid to broker-dealers selling Funds shares by way of a selling agreement, the Distributor may also from time to time pay additional cash bonuses or other incentives to selected broker-dealers in connection with their registered representatives selling Funds shares. Such compensation will be paid solely by the Distributor, and may be conditioned upon the sale by the broker-dealer's representatives of a specified minimum dollar amount of shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by registered representatives and members of their families to locations within or outside the United States for meetings of a business nature.

PURCHASING SHARES

   Shares of the Funds may be purchased for your account directly by your financial services firm representative, and may be purchased by mail or wire.

INVESTING BY MAIL: To invest by mail, an investor must complete and sign the Subscription Application Form which accompanies this Prospectus and send it, with a check payable, to The HomeState Group, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to The HomeState Group, c/o Rodney Square Management Corporation, 1105 N. Market Street, Wilmington, DE 19801.

INVESTING BY WIRE: Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Funds by requesting their bank to transmit funds by wire to:

          c/o Wilmington Trust Company, Wilmington, DE
          ABA #0311-0009-2
          DDA# 2688-958-8
          Attention:     (HomeState Pennsylvania Growth Fund or
                         HomeState Select Opportunities Fund)
                         (followed by the name in which the account is registered, and the account number).

INITIAL PURCHASES -- Before making an investment by wire, an investor must first telephone the Transfer Agent at (800) 892-1351 before the close of the New York Stock Exchange (generally, 4:00 p.m.) to be assigned an account number. The Subscription Application Form which accompanies this Prospectus should be promptly forwarded to Rodney Square Management Corporation at the address above under "Investing by Mail."

SUBSEQUENT PURCHASES -- Additional investments may also be made through the wire procedures described above. An investor must telephone the Transfer
Agent at (800) 892-1351 before the close of the New York Stock Exchange (generally, 4:00 p.m.).

      The bank transmitting the wire may charge a fee for this service. Federal funds wires received before the close of the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) will be executed based on each Fund's valuation that same day. Purchase orders received after the close of the NYSE will be executed on the next day the exchange is open.

TAX-DEFERRED RETIREMENT PLANS

      Shares may be purchased by certain types of retirement plans. The Funds provide plan forms and custody agreements for the following:

Individual Retirement Accounts (IRA) -- An IRA is a tax-deferred retirement savings account that may be used by an individual who has compensation or self-employment income and his or her unemployed spouse, or an individual who has received a qualified total or partial distribution from his or her employer's retirement plan. The current annual maintenance fee for IRA accounts is $10.00 per year.

       In each of these plans, dividends and distributions will be automatically reinvested. For further details, contact the Adviser to obtain specific plan documents. Investors should consult with their tax adviser before establishing any tax-deferred retirement plans.

AUTOINVEST PLAN

      The Funds also provide for an automatic investment plan whereby shareholders may arrange to make regular monthly, quarterly, semi-annual, or annual investments in the Funds. Investment amounts are automatically debited from the shareholder's checking account. The minimum initial and subsequent investment pursuant to this plan is $50.

GENERAL PURCHASE INFORMATION

     Purchase orders for shares of the Funds placed with a registered broker-dealer must be received by the broker-dealer before the close of the NYSE to receive the Funds' valuation calculated that day. The broker-dealer is responsible for the timely transmission of orders to the Distributor. Orders placed with the registered broker-dealer after the close of the NYSE will be executed based on the Funds' valuation calculated on the next business day.

      The Funds may refuse any order for the purchase of shares which the Board of Trustees deems as not in the best interests of the Funds.

      Stock certificates representing shares of the Funds are not issued except upon written request. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose your certificate, you may incur an expense to replace it.

                   HOW TO REDEEM SHARES OF THE FUNDS

     There is no charge for share redemptions. Shares will be redeemed at the net asset value next determined after the redemption request has been received in proper order by the Funds' Transfer Agent. Shares may be redeemed by telephone call or mail delivery to the Transfer Agent.

BY MAIL -- A written request for redemption (along with any endorsed stock certificates) must be received by the Funds' Transfer Agent, Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752, to constitute a valid tender for redemption. A signature guarantee is required for any written redemption request which: (1) is in excess of $10,000.00; (2) requests proceeds be sent to somewhere other than the account's listed address; or (3) requests proceeds be sent to someone other than the account's listed owner(s). These requirements may be waived or modified upon notice to shareholders. Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Payment of a written request for redemption will be made within seven business days of receipt of the request.

BY TELEPHONE -- A shareholder redeeming at least $1,000 of shares (for which certificates have not been issued) and who has authorized expedited redemption on the Subscription Application form filed with the Transfer Agent may, at the time of such redemption, request that the funds be mailed or wired to the commercial bank or registered broker-dealer designated on the application form by telephoning the Transfer Agent at (800) 892-1351 before close of the New York Stock Exchange. Redemption proceeds will be sent on the next business day following receipt of the telephone redemption request. A wire fee of $7.00 will be deducted from the shareholder account or proceeds before a wire is sent. Please note that the Funds' Transfer Agent receives all telephone calls for telephone instructions on a recorded phone line. The Funds and/or their Transfer Agent will employ such reasonable procedures to confirm that instructions communicated by telephone are genuine. If they fail to employ reasonable procedures, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right, at any time, to suspend or terminate the expedited redemption procedure. During a period of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone redemptions.

SYSTEMATIC WITHDRAWAL  PLAN

      Shareholders may elect to participate in a "Systematic Withdrawal Plan" which provides for automatic fixed withdrawals of at least $50 monthly, quarterly, semi-annually, or annually. The minimum investment to establish a Systematic Withdrawal Plan is $10,000.

GENERAL REDEMPTION INFORMATION

      If a shareholder seeks to redeem shares that were purchased within fifteen days of the redemption request, the Funds may delay payment until such time as the funds in question have been properly cleared and collected by the Funds.

      Due to the relatively high administration cost of smaller shareholder accounts, the Funds reserve the right to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $500, other than as a result of a decline in the net asset value per share of the Funds or as an active participant in the AutoInvest Plan. The Funds will provide a 30-day written notice to such shareholder prior to initiating such a redemption.

                  HOW TO EXCHANGE SHARES OF THE FUNDS

      Shares of the HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund may be exchanged for shares of each other at the then current net asset value by calling the Funds' Transfer Agent by 4:00 p.m. Eastern Time on a normal Business Day; or for shares of any other funds which may be introduced by the Adviser; or shares may also be exchanged for the Rodney Square Fund ("RSF") which is managed by Rodney Square Management Corporation and distributed by Rodney Square Distributors, Inc. Shares of RSF acquired through direct purchase or in the form of dividends earned on such shares may be exchanged for shares of any HomeState fund at net asset value plus the normal sales charge of such funds. The minimum initial investment of $1,000 is required to establish an account in RSF by telephone exchange or written request. RSF reserves the right to amend or change the exchange privilege upon 60 days notice to the shareholders. Exchanges of the Funds' shares involve the redemption of the Funds' shares and therefore an exchange may cause the realization of gains or losses for income tax purposes.

                       VALUING THE FUNDS' SHARES

      The HomeState Pennsylvania Growth Fund's daily closing price is listed in many newspapers in the mutual fund prices section as "HomeStPA." The net asset value and offering price of the shares of the Funds are determined once on each Business Day as of the close of the NYSE, which on a normal Business Day is usually 4:00 p.m. Eastern Time. A "Business Day" is defined as a day in which the NYSE is open for trading. Holidays currently observed by the NYSE are New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund's value is determined by adding the value of the portfolio securities and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. The net asset value of the Funds will fluctuate with market conditions as the value of the investment portfolio changes.

      With approval of the Board of Trustees, the Funds may use a pricing service, bank or broker-dealer experienced in such matters to value the Funds' securities. The prices of bonds and other fixed income securities provided by such service providers may be determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Fund securities listed or traded on a national securities exchange or market system for which representative market quotations are available will be valued at the last quoted sales price on the security's listed exchange on that day. Listed securities not traded on an exchange that day, and other securities traded in the over-the-counter market will be valued at the mean between the closing asked price and the closing bid price. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities will be valued using a method which the Board of Trustees believes in good faith accurately reflects the fair value.

      For  more  information concerning valuation of the Funds'  shares,  see
"Additional  Information  Concerning  Valuing  the  Funds'  Shares"  in   the
Statement of Additional Information.

                        MANAGEMENT OF THE FUNDS

THE BOARD OF TRUSTEES
     The operations and management of the Trust are the responsibility of the Board of Trustees. Pursuant to that responsibility, the Board of Trustees has approved contracts with the following organizations to provide, among other things, day-to-day investment advisory and administrative management services.

THE INVESTMENT ADVISER
      Emerald Advisers, Inc. serves as investment adviser to the Funds. The Adviser was organized as a Pennsylvania corporation on November 14, 1991, and is registered with the SEC under the Investment Advisers Act of 1940 and with the Pennsylvania Securities Commission under the Pennsylvania Securities Act of 1972. In August 1994, Emerald Advisers, Inc. became a wholly-owned subsidiary of Emerald Asset Management, Inc. Substantially all of the executives and investment related personnel of Emerald Advisers continue in their positions. Total assets managed by the Adviser exceeded $150 million at September 30, 1996. The three principal officers of the Adviser combine over 40 years of experience in the mutual fund, investment advisory, pension funds management and securities brokerage industries.

      Pursuant to investment advisory agreements (the "Advisory Agreements"), the Adviser furnishes each Fund with investment advisory and administrative services which are necessary to conduct the Fund's business. Specifically, the Adviser manages the Funds' investment operations and furnishes advice with respect to the purchase and sale of securities on a daily basis. The HomeState Pennsylvania Growth Fund agreement is dated September 1, 1992 and the HomeState Select Opportunities Fund agreement is dated February 1, 1997.

      Kenneth G. Mertz II, CFA, President of Emerald Advisers, Inc., and Vice President and Chief Investment Officer of the Funds, is primarily responsible for the day-to-day management of the Funds' portfolios. Mr. Mertz has had this responsibility since the HomeState Pennsylvania Growth Fund commenced operations on October 1, 1992. Prior to this date, Mr. Mertz was the Chief Investment Officer to the $12 billion Pennsylvania State Employes' Retirement System. Mr. Mertz has had this responsibility with the HomeState Select Opportunities Fund since its inception.

     Under the terms of the Advisory Agreements, the Funds pay the Adviser an annual fee based on a percentage of the net assets under management. The fees are computed daily and paid monthly as follows:

      HomeState Pennsylvania Growth Fund: for assets up to and including $250,000,000: 0.75%; for assets in excess of $250,000,000 and up to and including $500,000,000: 0.65%; for assets in excess of $500,000,000 and up to and including $750,000,000: 0.55%; for assets in excess of $750,000,000:
0.45%.

      HomeState Select Opportunities Fund: for assets up to and including $100,000,000: 1.0%; for assets in excess of $100,000,000: 0.90%. The Fund will be closed to new investors when total net assets surpass $100 million. These fees are higher than most other registered investment companies but comparable to fees paid by equity funds of a similar investment objective and size.

      The Funds pay all of its expenses other than those expressly assumed by the Adviser. Specifically, the Funds pay the fees and expenses of their transfer agent, custodian, independent auditors and legal counsel. These fees are generally for the costs of necessary professional services, regulatory compliance, and those pertaining to maintaining the Funds' organizational standing. The resulting fees may include, but are not limited to: brokerage commissions, taxes and organizational fees, bonding and insurance, custody, auditing and accounting services, shareholder communications and shareholder servicing, and the cost of financial reports and prospectuses sent to shareholders.

      The Adviser will reimburse its fee to the Funds to the extent such fee exceeds the most restrictive expense limitation in effect by a state regulatory agency where the Funds' shares are registered for purchase. The Adviser reserves the right to voluntarily waive any portion of its advisory fee at any time. The Adviser has agreed to waive its advisory fee and/or reimburse other expenses for the HomeState Select Opportunities Fund for the period at least through and including June 30, 1997 so that total Fund operating expenses are capped at 2.35% or less.

      The Adviser has agreed that a percentage of its net advisory fee income earned from the HomeState Pennsylvania Growth Fund (less any fee waivers and expense reimbursements made by the Adviser to the Fund) will be contributed annually by the Fund on behalf of the Adviser to provide scholarship funding that will specifically benefit Pennsylvania residents who have graduated from a Pennsylvania high school and are attending an accredited Pennsylvania college, university or trade school. The current year's contribution is 1% of the HomeState Pennsylvania Growth Fund's net advisory fee income.

ADMINISTRATOR, ACCOUNTING AND TRANSFER AGENT
      Pursuant to separate administration, accounting services and transfer agency agreements each dated November 20, 1995, as amended, Rodney Square Management Corporation ("Rodney Square"), Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, has been retained to serve as administrator, accounting and transfer agent. As administrator, Rodney Square provides administrative and operational services and facilities. For its services as administrator, Rodney Square receives a monthly fee from the Funds, based on the Funds' daily net assets, of 0.15% on the first $50 million (subject to a minimum fee of $50,000), 0.10% on the nest $150 million and 0.07% on assets in excess of $200 million. As accounting agent, Rodney Square determines net asset value and provides accounting services to the Funds. Also, Rodney Square, as transfer agent, performs certain shareholder servicing duties as listed in the Transfer Agency Agreement.

CUSTODIAN
     Pursuant to custodian agreements (the "Custodial Agreement"), CoreStates Financial Corp., P.O. Box 7558, Philadelphia, PA 19101-7558 (the "Custodian"), has been retained to serve as custodian to the Funds' assets, and performs certain corresponding administrative tasks.


THE DISTRIBUTOR
      Rodney Square Distributors, Inc., Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, is the sole distributor of shares of the Funds. The Distributor is a Delaware corporation, a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers (the "NASD"), and an affiliate of Rodney Square, which also performs administrative, shareholder and accounting servicing duties for the Funds.

      Certain officers and/or employees of the Adviser may also serve as registered representatives of the Distributor, but only in the capacity of distributing shares of the Funds.

THE DISTRIBUTION PLANS
      The Distributor will incur certain expenses while providing selling and sales distribution services for the Funds, including such costs as compensation to broker-dealers for (i) selling shares of the Funds, and (ii) providing information and advice to their shareholder clients regarding ongoing investment in the Funds, as well as advertising, promotional and printing expenses.

      To promote shares of the Funds to the general public, each Fund has adopted a distribution services plan (the "Plans") under Rule 12b-1 of the Investment Company Act of 1940 (the "Act"). The Plans allow the Funds to reimburse the Distributor for costs specifically described in this Section. The Distributor receives no other compensation from the Funds, except that
(i) any sales charge collected will be paid to the Distributor (See "How to Purchase Shares of the Funds"), and (ii) the minimum total dollar amount paid to the Distributor on an annual basis (net of the amount paid to broker-dealers and/or service organizations) will be $3,000. The Distributor may pay such sales charge to broker-dealers who have entered into a Selling Agreement with the Distributor as a commission paid for selling the Funds' shares.

      The Funds pay the Distributor on a monthly basis at an annual rate not to exceed 0.35% of the series' average net assets. Expenses acceptable for reimbursement under the Plan include compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the shares of the Funds. The Funds' Adviser is responsible to pay the Distributor for any unreimbursed distribution expenses.

      Pursuant to the Plans, a broker-dealer may receive a maintenance commission in the amount of 0.25% (annualized) of the average net assets maintained in the Funds by their clients.

      The Funds may also compensate a bank under the Plans only to the extent that a bank may serve as a "service organization," providing administrative and accounting services for the Funds' shareholders. The Glass-Steagall Act and other applicable laws and regulations prohibit a bank from acting as underwriter or distributor of securities. If a bank were prohibited from providing certain administrative services, shareholders would be permitted to remain as the Funds' shareholders and alternate means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any financial consequences as a result of any of those occurrences.

      The Board of Trustees of the Trust adopted the Plans after determining the Plans would likely benefit the Funds and their shareholders to the extent that the Plans can aid the Distributor in attracting additional shareholders, promoting the sale of shares, reducing redemptions, and maintaining and improving services provided to shareholders by the Distributor or dealers. The resulting increase in assets should benefit the Funds by providing a continuous cash flow, thereby affording the Adviser the ability to purchase and redeem portfolio securities without making unwanted redemptions of existing portfolio securities.

      The Board of Trustees will annually review the success of the Plans in meeting these objectives based on information provided by the Adviser.

      Future regulatory review and revision of Rule 12b-1 by the SEC, of Rule 2830 of the Rules of Fair Practice by the NASD, or any similar review and revision of other applicable regulations by other regulatory agencies could affect the Funds' Plans. The Board of Trustees will promptly modify the Plans if such action is warranted.

                         BROKERAGE ALLOCATION

      The Adviser is responsible for selecting brokers and dealers to effect portfolio securities transactions and for negotiating brokerage commissions and dealers' charges. When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at the best overall terms available. Securities may be bought from or sold to brokers who have furnished statistical, research and other financial information or services to the Adviser. The Adviser may give consideration to those firms which have sold or are willing to sell shares of the Funds. See "Additional Brokerage Allocation Information" in the Statement of Additional Information for more information.

      To the extent consistent with applicable provisions of the Investment Company Act of 1940, Rule 17e-1, and other rules and exemptions adopted by the SEC under that Act, the Board of Trustees has determined that transactions for the Funds may be executed by affiliated brokers if, in the judgment of the Adviser, the use of an affiliated broker is likely to result in price and execution at least as favorable as those qualified brokers. The Adviser will not execute principal transactions by use of an affiliated broker.

                  DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends, if any, realized by the Funds will be declared and paid semi-annually, in the months of January and July. Capital gains, if any, realized by the Funds will be declared and paid semi-annually in the months of July and December. The Record and Declaration dates for payments to shareholders will normally be the 15th of the month, the Ex-Dividend dates will normally be the 16th of the month, and the Payment dates will normally be the 20th of the month (or the next business day if any of these dates fall on a weekend). Shareholders of record as of the Record Date will be paid, or have their payments reinvested in additional shares, as of the Re-Invest and Payable Dates. The net asset value price of the Funds will be reduced by the corresponding amount of the per-share payment declared on the Ex-Dividend
Date. Since dividend income is not a primary objective of the Funds, the Funds do not anticipate paying substantial income dividends to shareholders.

     A shareholder will automatically receive all dividends and capital gains distributions in additional full and fractional shares of the Funds at net asset value as of the date of payment, unless the shareholder elects to receive such distributions in cash. To change the distribution option chosen, the shareholder should write to the Funds' Transfer Agent, Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. The request will become effective with respect to distributions having record dates after its receipt by the Transfer Agent.

      If a shareholder elects to receive distributions in cash, and the check is returned by the United States Postal Service, the Funds reserve the right to invest the amount of the returned check in additional shares of the Funds at the then existing net asset value and to convert the shareholder's election to automatic reinvestment of all distributions.

TAXES

      Reinvested dividends and capital gains distributions will receive the same tax treatment as dividends and distributions paid in cash. Because the Funds are series of a Pennsylvania common law trust, they will not be liable for corporate income or franchise tax in the Commonwealth of Pennsylvania. Further, shares of the Funds are exempt from Pennsylvania personal property taxes.

      The Trust intends to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification under the Code requires that the Funds satisfy:
(1) two gross income tests that ensure the Funds earn passive income; (2) two diversification tests that limit the investment of the Funds' assets in any one issuer; and (3) a series of distribution rules which require that the Funds distribute to shareholders substantially all of their investment company taxable income and net tax-exempt interest income. Each individual series of the Trust is expected to be treated as a separate corporation for most federal income tax purposes. So long as each Fund qualifies for this tax treatment, the Fund will be relieved of Federal income tax on amounts distributed to shareholders but amounts so distributed will be taxable to shareholders.

     Distributions out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Funds will be taxed to shareholders as long-term capital gain in the year in which it was received, regardless of the length of time a shareholder has owned the shares and whether or not such gain was reflected in the price paid for the shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. Redemptions and exchanges from the Funds are each taxable events.

     A statement detailing the Federal income tax status of all distributions made during a taxable year will be sent to shareholders of record no later than January 31 of the following year.

       Shareholders must furnish to the Funds a certified taxpayer identification number ("TIN"). The Funds are required to withhold 31% from reportable payments including ordinary income dividends, capital gains distributions, and redemptions occurring in accounts where the shareholder has failed to furnish a certified TIN and has not certified that such withholding does not apply. Any shareholders who are non-resident alien individuals, or foreign corporations, partnerships, trusts or estates, may be subject to different Federal income tax treatment.

      The tax information presented here is based on Federal and state tax laws and regulations effective as of the date of this Prospectus, and may subsequently change. Because the information presented here is only a very brief summary of some of the important tax considerations for shareholders, shareholders are urged to consult their tax advisers for more specific professional advice, especially as it relates to local and state tax regulations. See "Additional Dividend, Distribution and Taxes Information" in the Statement of Additional Information for more information.

                          GENERAL INFORMATION

      The HomeState Group was organized as a Pennsylvania common law trust on August 26, 1992. Shares of the Trust do not have preemptive or conversion rights, and are fully-paid and non-assessable when issued.

      Since The HomeState Group is organized as a Pennsylvania common law trust, it is not required to hold annual meetings, and does not intend to do so, except as required by the Act or other applicable Federal or state law. The Trust will assist in shareholder communications as required by Section 16(c) of the Act. The Act does require initial shareholder approval of each investment advisory agreement and election of Trustees. Under certain circumstances, the law provides shareholders with the right to call for a special shareholders meeting for the purpose of removing Trustees or for other proper purposes. Shares are entitled to one vote per share, and do not have cumulative voting rights.

      The HomeState Group currently issues shares of beneficial interest with no par value, in two series. Additional series may be added in the future by the Board of Trustees. Each share of each Fund has pro rata distribution rights, and shares equally in dividends and distributions of the respective Fund series.

       Shareholders will receive an annual report containing financial statements which have been audited by the Funds' independent accountants, and a semi-annual report containing unaudited financial statements. Each report will include a list of investment securities held by the Funds. Shareholders may contact the Funds for additional information.

     Duane, Morris & Heckscher, 305 North Front Street, Harrisburg, PA 17108, is legal counsel to the Trust.

      Price Waterhouse LLP, 30 South Seventeenth Street, Philadelphia, PA 19103, are the independent accountants for the Trust.

MANAGEMENT OF THE FUNDS

TRUSTEES -- Bruce E. Bowen, Kenneth G. Mertz II, C.F.A., Scott C. Penwell, Esq., Scott L. Rehr, H.J. Zoffer, Ph.D.

OFFICERS -- Scott L. Rehr, President; Kenneth G. Mertz II, C.F.A., Vice President and Chief Investment Officer; Daniel W. Moyer IV, Vice President and Secretary; Diane D. Marky, Assistant Secretary

                          SUBSCRIPTION APPLICATION FORM

                               THE HOMESTATE GROUP
                            PENNSYLVANIA GROWTH FUND
							SELECT OPPORTUNITIES FUND

                Mail to: Rodney Square Management Corporation
                -------
                                  P.O. Box 8987
                            Wilmington, DE 19899-9752
                       FOR ASSISTANCE, CALL (800) 892-1351

------------------------------------------------------------------------------
1. AMOUNT INVESTED
   [ ] Pennsylvania Growth Fund $----------
   [ ] Select Opportunities Fund $----------
       Total Amount to be Invested $----------
   FORM OF PAYMENT -- INITIAL INVESTMENT
   [ ] Check
   [ ] NAV Purchase: Attach NAV Purchase Form
   [ ] My Dealer purchased ---------------------- on -----------.
                               (No. of shares)         (date)
------------------------------------------------------------------------------
2. REGISTRATION (PLEASE PRINT OR TYPE)
   INDIVIDUAL *(Joint ownership with rights of survivorship unless otherwise noted)

   -------------------------------------------------     ---------------------
   (First Name)     (Initial)      (Last Name)              (Social Sec No.)

   -------------------------------------------------     ---------------------
   (Jt. Owner)      (Initial)      (Last Name)              (Social Sec No.)

   GIFT TO MINORS
                                      AS CUSTODIAN FOR
   ---------------------------------                   -----------------------
   (Name of Custodian--ONE ONLY)                       (Minor's Name)

   Under the             Uniform Gift to Minors Act.          --     --
            ------------                             -------------------------
              (State)                                  (Minor's Soc Sec No.)

   CORPORATIONS, PARTNERSHIPS, TRUSTS and OTHERS (complete Corporate
    Resolution)

   ---------------------------------------------------------------------------
   (Name of Corporation, Partnership, Trust or Other)
         /      /                                                 --
   ------ ------------   --------------------------------   ------------------
    (Date of Trust)      (Name of Trustee(s))               (Tax I.D. No.)

   Citizen of: [ ] U.S.  [ ] Other:
                                   ----------------------
------------------------------------------------------------------------------
3. MAILING ADDRESS OF RECORD AND TELEPHONE NUMBER(S)

   ---------------------------------------------------------------------------
   (Street Address)

   -------------------------------------------------- ---------------- -------
   (City)                                             (State)          (Zip)
   (      )       --           (       )         --
           -------  --------            --------   --------
          (Daytime Phone No.)           (Evening Phone No.)

------------------------------------------------------------------------------
4. DISTRIBUTION OPTIONS (PLEASE INDICATE ONE -- DISTRIBUTIONS WILL BE REINVESTED IF NO OPTION IS CHECKED)
   [ ] Automatic Compounding (reinvest all dividends and capital gains)
   [ ] Cash Dividends (dividends in cash; reinvest capital gains)
   [ ] All Cash (all dividends and capital gains in cash)
------------------------------------------------------------------------------
5. SHAREHOLDER OPTIONS (FILL-IN THOSE SECTIONS THAT APPLY)
   LETTER OF INTENT
   [ ] $50,000.  [ ] $250,000.  [ ] $500,000.  [ ] $1,000,000.
   [ ] I agree to the letter of intent provisions of the Prospectus and
       Statement of Additional Information, Although I am not obligated to purchase, and the Fund is not obligated to sell, I intend to invest,
       over a 13-month period beginning on                  , 19    , an
       aggregate amount in the Fund at least equal to (check appropriate box above).


   RIGHT OF ACCUMULATION/COMBINED PURCHASE PRIVILEGE
   I apply for Right of Accumulation or Combined Purchase Privilege reduced sales charges subject to the Agent's confirmation of the following holdings of eligible load accounts of the Fund.

   -------------------------------- ----------------------- $-----------------
   (Shareholder)                    (Account No.)            (Approx. $ Value)

   -------------------------------- ----------------------- $-----------------
   (Shareholder)                    (Account No.)            (Approx. $ Value)

   TELEPHONE TRANSFER OPTION
   [ ] I (we) authorize Rodney Square Management Corporation to honor telephone instructions for my (our) account. Neither the Fund nor Rodney Square Management Corporation will be liable for properly acting upon telephone instructions believed to be genuine. PLEASE ATTACH A VOIDED CHECK ON THE TRANSFER ACCOUNT AND COMPLETE BELOW:

   ---------------------------------------------- ----------------- ----------
   (NAME OF BANK)                                 (CITY)            (STATE)

   -----------------   -------------------------------------------------------
   (Account Number)    (ABA Bank Routing Number--9-digit number needed to
                        process)
   [  ] Checking    [  ] Savings
------------------------------------------------------------------------------
6. SIGNATURE AND CERTIFICATION

   Required by Federal tax law to avoid 31% backup withholding: "By signing, I certify under penalties of perjury that the social security or taxpayer identification number entered above is correct and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked the box below:"
   [ ] I am subject to backup withholding.
   Receipt of the current Prospectus is hereby acknowledged.

   -------------------------------------       Date:                   , 19
   (Signature)                                       -------------------   ---
   [ ] Owner   [ ] Custodian   [ ] Trustee

   --------------------------------------      Date:                   , 19
   (Joint Owner Signature, If Applicable)            -------------------   ---

------------------------------------------------------------------------------
7. INVESTMENT DEALER INFORMATION

   ---------------------------------------------------------------------------
   (Firm Name)

   -----------------------------------------    ------------------------------
   (Rep. Name)                                  (Rep No.)

   -----------------------------------------
   (Authorized Signature)

   ---------------------------------------------------------------------------
   (Branch Address)                                               (Branch No.)

   ------------------------------------   ----------------------  ------------
   (City)                                 (State)                 (Zip)
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

                               THE HOMESTATE GROUP

                       HOMESTATE PENNSYLVANIA GROWTH FUND

                              1857 William Penn Way
                                 P.O. Box 10666
                            Lancaster, PA 17605-0666

                               INVESTMENT ADVISER
                            GENERAL FUND INFORMATION

                             Emerald Advisers, Inc.
                                 P.O. Box 10666
                            Lancaster, PA 17605-0666

                                   DISTRIBUTOR
                              MARKETING INFORMATION

                        Rodney Square Distributors, Inc.
                               Rodney Square North
                              1100 N. Market Street
                            Wilmington, DE 19890-0001

                                  ADMINISTRATOR
                                ACCOUNTING AGENT
                                 TRANSFER AGENT

                      Rodney Square Management Corporation
                               Rodney Square North
                              1100 N. Market Street
                            Wilmington, DE 19890-0001

                                    CUSTODIAN

                           CoreStates Financial Corp.
                                  P.O. Box 7558
                           Philadelphia, PA 19101-7558

                                  LEGAL COUNSEL

                            Duane, Morris & Heckscher
                             305 North Front Street
                              Harrisburg, PA 17108

                             INDEPENDENT ACCOUNTANTS

                              Price Waterhouse LLP
                           30 South Seventeenth Street
                             Philadelphia, PA 19103

                               GRAPHIC DESCRIPTION
                               -------------------


                         Back Cover is a Marble Pattern
                         only. No type on Back Cover of
                         Prospectus.

THE HOMESTATE GROUP
HomeState Pennsylvania Growth Fund
HomeState Select Opportunities Fund
-----------------------------------
1857 William Penn Way
P.O. Box 10666
Lancaster, PA 17605-0666

INVESTMENT ADVISER
GENERAL FUND INFORMATION
EMERALD ADVISERS, INC.                  PRELIMINARY STATEMENT OF
P.O. Box 10666                          ADDITIONAL INFORMATION
Lancaster, PA 17605-0666
                                        THE HOMESTATE GROUP
                                        THE HOMESTATE PENNSYLVANIA
                                        GROWTH FUND
DISTRIBUTOR                             THE HOMESTATE SELECT
RODNEY SQUARE DISTRIBUTORS, INC.        OPPORTUNITIES FUND
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001

ADMINISTRATOR
TRANSFER AGENT AND                      DATED FEBRUARY 18 1997
ACCOUNTING AGENT
RODNEY SQUARE MANAGEMENT CORPORATION
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001

CUSTODIAN
CORESTATES FINANCIAL CORP.
P.O. Box 7558
Philadelphia, PA 19101-7558

LEGAL COUNSEL
DUANE, MORRIS & HECKSCHER
305 North Front Street
Harrisburg, PA 17108

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
30 South Seventeenth Street
Philadelphia, PA 19103

                                PART B
            PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

                        DATED FEBRUARY 18, 1997

                          THE HOMESTATE GROUP

This Statement of Additional Information contains information which may be useful to investors but which is not included in the Prospectus of The
HomeState Group (the "Trust"), and its two operating series funds: The HomeState Pennsylvania Growth Fund and The HomeState Select Opportunities Fund (the "Funds"). This Statement is not a Prospectus and should be read in conjunction with the Funds' Prospectus. This Statement is only authorized for distribution when accompanied or preceded by a copy of the Funds' Prospectus dated February 18, 1997. You may obtain a free copy of the Prospectus by writing the Funds, P.O. Box 10666, Lancaster, PA 17605, or by calling (717) 396-7864.


TABLE OF CONTENTS

Additional Information Concerning Investment Objectives
and Policies .................................................   2
          Fundamental Investment Restrictions ................   2
          Other Investment Policies ..........................   4
Additional Fund Valuation Information ........................   6
          Additional General Fund Information ................   6
Additional Purchase and Redemption Information ...............   8
          Reduced Sales Charge Plans .........................   8
Additional Dividend, Distributions & Taxes Information .......   10
          Dividend & Distributions ...........................   10
          Taxes ..............................................   12
Management of the Funds.......................................   12
          Board of Trustees and Officers of the Funds  .......   12
          Person Controlling the Funds .......................   14
          Investment Adviser and Other Services Providers ....   14
          The Distribution Plan ..............................   16
Additional Brokerage Allocation Information ..................   17
Measuring Performance ........................................   17
Financial Statements .........................................   19
Appendix A - Description of Ratings ..........................   35
Appendix B - Hedging Strategies ..............................   37
Appendix C - Pennsylvania Based Companies ....................   37

ADDITIONAL INFORMATION CONCERNING INVESTMENT OBJECTIVES AND POLICIES

General
      The HomeState Group is registered as a "series" fund, whereby each individual series of the Trust, in effect, represents a separate mutual fund with its own objectives and policies. Currently, there are two series operating: The HomeState Pennsylvania Growth Fund and The HomeState Select Opportunities Fund. The discussion of investment objectives and policies that follows relates only to these series of the Trust. In the likely event that further series' of the Trust are introduced, these new series would have their own separate objectives and policies and would be disclosed here as such.

      The HomeState Pennsylvania Growth Fund's objective is long-term growth through capital appreciation. The Fund seeks to achieve this goal mainly by investing in a diversified portfolio of companies that have their headquarters or principal operations in the Commonwealth of Pennsylvania, or companies based elsewhere but whose business in the Commonwealth of Pennsylvania contributes significantly to their overall performance. To pursue its objective, the Fund will invest at least 65% of the value of its total assets in common stocks, preferred stocks and securities convertible into common and preferred stocks issued by firms whose headquarters are located in Pennsylvania or companies based elsewhere but have significant operations in Pennsylvania (i.e. at least 50% of their revenues are derived from operating units headquartered in Pennsylvania).

      The HomeState Select Opportunities Fund's objective is long-term appreciation of capital through investments in a non-diversified portfolio of equity securities. The Fund seeks to achieve this goal by typically investing in the common stock of no more than fifty U.S. companies. While the Fund can invest in companies of varying size, it will usually emphasize companies having a market capitalization of less than $1 billion. The Fund may invest a larger percentage of its assets (more than the average diversified fund) in a particular security or industry, and will focus on those companies identified by the Fund's adviser as having what it believes are superior prospects for price appreciation.

Fundamental Investment Restrictions
      The following investment policies and restrictions may not be changed without the approval of a majority of each Fund's outstanding shares. For these purposes, a majority of shares of each Fund is defined as the vote, at a special meeting of the shareholders of the Fund duly called, of more than fifty percent (50%) of the Fund's outstanding voting securities.

The HomeState Pennsylvania Growth Fund may not:
     1. Invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the United States Government).

     2. Invest more than 15% of total assets in one industry.

     3. Invest in, write, or sell put or call options, straddles, spreads or combinations thereof.

     4. Make short sales.

     5. Borrow money, except from a bank. Such borrowing shall be permitted for temporary or emergency purposes only (to facilitate the meeting of redemption requests), and not for investment purposes. Such borrowing cannot exceed fifteen percent (15%) of the Fund's current total assets, and will be repaid before any additional investments are purchased. The Fund will not purchase securities when borrowing exceeds 5% of total assets;

     6. Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by Item (4) above, and then only pledge securities not exceeding ten percent (10%) of the Fund's total assets (at current value);

     7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     8.  Purchase  or   sell  commodities,  commodity  contracts  or  futures
contracts;

The HomeState Select Opportunities Fund may not:
     1. Invest more than 25% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government), nor, in respect of at least 50% of its assets, invest more than 5% of the value of its assets in the equity or debt of one issuer (other than obligations issued or guaranteed by the U.S. Government.

     2. Invest more than 25% of total assets in one industry.

     3. Borrow money, except from a bank or for purposes of purchasing securities on margin (provided that such purchases may not exceed 120% of total assets taken at current value); such borrowing will be limited to no more than 5% of net assets.

The Funds may not :

     1. Issue or sell senior securities;

     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

     3. Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate that are issued or backed by the United States Government, its agencies or instrumentalities;

     4. Purchase or hold the securities of any issuer if the officers or directors of the Fund or its investment adviser (i) individually own more than one-half of one percent (0.5%) of the outstanding securities of the issuer, or
(ii) collectively own more than five percent (5%) of the outstanding securities;

     5. Acquire more than ten percent (10%) of the voting securities of any issuer; or make investments for the purpose of gaining control of a company's management;

     6. Invest in the securities of other investment companies (excepting no-load, open-end money market mutual funds, and excepting the case of acquiring such companies through merger, consolidation or acquisition of assets). The Fund will not invest more than ten percent (10%) of its total current assets in shares of other investment companies nor invest more than five percent (5%) of its total current assets in a single investment company. When investing in a money market mutual fund, the Fund will incur duplicate fees and expenses.

     7. Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than twenty-five percent (25%) of its total assets (taken at current value)

     The aforementioned investment limitations are considered at the time the investment securities are purchased.

Other Investment Policies

In addition to the fundamental investment restrictions listed above, the Funds have also adopted the following non-fundamental investment policies. These policies may be changed by the Funds' Board of Trustees without shareholder approval.

The HomeState Pennsylvania Growth Fund:

      1. Will not buy or sell oil, gas or other mineral leases, rights or royalty contracts;

      2. Will not invest in illiquid securities (including illiquid equity securities, repurchase agreements and time deposits with maturities or notice periods of more than 7 days, and other securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale);

      3. Will not invest in warrants (A warrant is an option issued by a corporation that gives the holder the right to buy a stated number of shares of common stock of the corporation at a specified price within a designated time period);

      4. Will not invest more than five percent (5%) of its total assets (at current value) in securities of companies, including predecessor companies or controlling persons, having a record of less than three years of continuous operation;

The HomeState Select Opportunities Fund:

     1. Will not invest more than 15% in illiquid securities (including illiquid equity securities, repurchase agreements and time deposits with maturities or notice periods of more than 7 days, and other securities which are not readily marketable, including securities subject to legal or contractual restrictions on resale);

     2. May engage in options strategies, in which the Fund will either: (i) set aside liquid, unencumbered, daily marked-to-market assets in a segregated account with the Fund's custodian in the prescribed amount; or (ii) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets;

     3. May not write put or call options having aggregate exercise prices greater than 25% of the Fund's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options; and

     4.  May make short sales.

The Funds:

     1. Will not invest in foreign currencies or foreign options;

     2. Will not issue long-term debt securities;

     3. Will not invest more than ten percent (10%) of its total assets (at current value) in repurchase agreements, and will not invest in repurchase agreements maturing in more than seven days;

(A repurchase agreement is a contract under which the Fund acquires a security for a relatively short time period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (which represents the Fund's cost plus interest. The Fund will enter into such agreements only with commercial banks and registered broker-dealers. In these transactions, the securities issued by the Fund will have a total value in excess of the value of the repurchase agreement during the term of the agreement. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest, and it may incur expenses in selling the security. In addition, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the United States Bankruptcy Code of 1983 or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.)

      4. May invest their cash for temporary purposes in commercial paper, certificates of deposit, money market mutual funds, repurchase agreements (as set forth in Item 7 above) or other appropriate short-term investments;

(Commercial paper must be rated A-1 or A-2 by Standard & Poor's Corporation ("S & P") or Prime-1 or Prime-2 by Moody's Investor Services ("Moody's"), or issued by a company with an unsecured debt issue currently outstanding rated AA by S & P or Aa by Moody's, or higher. For more information on ratings, see "Appendix: Description of Ratings" in this Statement. Certificates of Deposit ("CD's") must be issued by banks or thrifts which have total assets of at least $1 billion. In the case of a bank or thrift with assets of less than $1 billion, the Funds will only purchase CD's from such institutions covered by FDIC insurance, and only to the dollar amount insured by the FDIC.)

     5. May invest in securities convertible into common stock, but only when the Funds' investment adviser believes the expected total return of such a security exceeds the expected total return of common stocks eligible for investment; (In carrying out this policy, the Funds may purchase convertible bonds and convertible preferred stock which may be exchanged for a stated number of shares of the issuer's common stock at a price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time of purchase of the convertible security. The interest rate of convertible bonds and the yield of convertible preferred stock will generally be lower than that of the non-convertible securities. While the value of the convertible securities will usually vary with the value of the underlying common stock and will normally fluctuate inversely with interest rates, it may show less volatility in value than the non-convertible securities. A risk associated with the purchase of convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Funds will purchase only those convertible securities which have underlying common stock with potential for long-term growth in EAI's opinion. The Funds will only invest in investment-grade convertible securities (Those rated in the top four categories by either Standard & Poor's Corporation ("S & P") or Moody's Investor Services, Inc. ("Moody's") - See "Appendix: Description of Ratings" in this statement).

      6. Will maintain their portfolio turnover rate at a percentage consistent with their investment objective, in the case of the HomeState
Pennsylvania Growth Fund: long-term growth, in the case of The HomeState Select Opportunities Fund: long-term appreciation of capital. The Funds will not engage primarily in trading for short-term profits, but it may from time to time make investments for short-term purposes when such trading is believed by the Funds' Adviser to be desirable and consistent with a sound investment policy. The Funds may dispose of securities whenever the Adviser deems advisable without regard to the length of time held. The HomeState Pennsylvania Growth Fund is not expected to exceed a portfolio turnover rate of 80% on an annual basis; The HomeState Select Opportunities Fund is not expected to exceed a portfolio turnover rate of 150% on an annual basis.

ADDITIONAL FUND VALUATION INFORMATION

      Each Fund determines its net asset value per share daily by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. Each Fund's net asset value per share is calculated as of the close of trading on the New York Stock Exchange (the "Exchange") every day the Exchange is open for trading. The Exchange closes at 4:00 p.m. Eastern Time on a normal business day. Presently, the Exchange is closed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      Temporary investments held by the Funds' portfolios having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less may be valued at cost, adjusted for amortization of premiums or accrual of discounts, if in the judgment of the Board of Trustees such methods of valuation are appropriate, or under such other methods as the Board of Trustees may from time to time deem to be appropriate. The cost of those temporary securities that had original maturities in excess of sixty days shall be determined by their fair market value as of the sixty-first day prior to maturity. All other securities and assets in the portfolios will be appraised in accordance with those procedures established in good faith in computing the fair market value of these assets by the Board of Trustees.

ADDITIONAL GENERAL FUND INFORMATION

Description of Share and Voting Rights
      The Declaration of Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest without par value from separate classes ("Series") of shares. Currently the Trust is offering shares of two Series.

      The shares of the Trust are fully paid and nonassessable except as set forth under "Shareholder and Trustee Liability" and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Trust have no pre-emptive rights. The shares of the Trust have non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class except that shares shall be voted as a separate class with to respect matters affecting that class or as otherwise required by applicable law.

      The Trust will continue without limitation of time, provided however that:

      1) Subject to the majority vote of the holders of shares of any Series of the Trust outstanding, the Trustees may sell or convert the assets of such Series to another investment company in exchange for shares of such investment company and distribute such shares ratably among the shareholders of such Series;

      2) Subject to the majority vote of shares of any Series of the Trust outstanding, the Trustees may sell and convert into money the assets of such Series and distribute such assets ratably among the shareholders of such Series; and

      3) Without the approval of the shareholders of any Series, unless otherwise required by law, the Trustees may combine the assets of any two or more Series into a single Series so long as such combination will not have a material adverse effect upon the shareholders of such Series.

      Upon completion of the distribution of the remaining proceeds or the remaining assets of any Series as provided in paragraphs 1), 2), and 3) above, the Trust shall terminate as to that Series and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

Shareholder and Trustee Liability. - Under Pennsylvania law, shareholders of such a Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      The Funds' shares are sold at net asset value with a sales charge payable at the time of purchase. The Prospectus contains a general description of how investors may buy shares of the Funds, as well as a table of applicable sales charges for the Funds. This Statement contains additional information which may be of interest to investors.

      The Funds are currently making a continuous offering of their shares. The Funds receive the entire net asset value of shares sold. The Funds will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. The public offering price is the net asset value plus the applicable sales charge, if any.

      For orders placed through the Funds' established broker-dealer network, the public offering price will be based on the net asset value determined on the day the order is placed, but only if (i) the dealer has received the order before the close of the Exchange, and (ii) the dealer transmits it to the Funds' Distributor prior to the close of the Exchange that same day (normally 4:00 p.m. Eastern time). The dealer is responsible for transmitting this order by 4:00 p.m. Eastern time, and if the dealer fails to do so, the customer's entitlement to that day's closing price must be settled between the customer and the dealer. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value determined as of the close of the Exchange on the next day it is open.

      If funds are sent directly to Rodney Square, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for purchase of shares of the Funds must be in United States dollars. If payment is made by check, the check must be drawn on a United States bank.

Reduced Sales Charge Plans
     Shares of series of the Trust may be purchased at a reduced sales charge to certain investors listed in the Funds' Prospectus and below. The shareholders' purchases in the series of the Trust may be aggregated in order to qualify for reduced sales charges.

      The underwriter's commission (paid to the Distributor) is the sales charge shown in the Prospectus, less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Funds' broker-dealer network. The dealer concession is the same for all dealers, except that the Distributor retains the entire sales charge on any retail sales made by it. For the period ended June 30, 1995, Fund/Plan Broker Services, Inc., the Funds' previous distributor, received $263,145 in sales charges on sales of shares of the HomeState Pennsylvania Growth Fund, of which it retained $35,601 after reallowance of dealer concessions. Following are detailed discussions of some of the reduced sales charge plans listed in the Funds' Prospectus:

COMBINED PURCHASE PRIVILEGE - Certain investors may qualify for a reduced sales charge by combining purchases into a single "purchase" if the resulting "purchase" totals at least $50,000. The applicable sales charge for such a "purchase" is based on the combined purchases of the following: (i) an individual, or a "company," as defined in section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Funds or other registered investment companies at a discount);
(ii) an individual, their spouse and their children under age twenty-one, purchasing for his, her or their own account; (iii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or
(iv) a single purchase for the employee benefit plans of a single employer. Rodney Square, the Funds' Transfer Agent, must be advised of the related accounts at the time the purchase is made.

RIGHT OF ACCUMULATION - An investor's purchase of additional shares may qualify for a cumulative quantity discount by combining a current purchase with certain other shares already owned ("Right of Accumulation"). The applicable shares charge is based on the total of: (i) the investor's current purchase; (ii) the net asset value (valued at the close of business on the previous day of (a.) all shares of the series held by the investor, and (b.) all shares of any other series fund of the HomeState Group which may be introduced and held by the investor; and (iii) the net asset value of all shares described in section (ii) above owned by another shareholder eligible to combine their purchase with that of the investor into a single "purchase" (See "Combined Purchase Privilege" above).

      To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a broker-dealer, when each such purchase is made the investor or dealer must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount.

LETTER OF INTENT - Investors may purchase shares at a reduced sales charge by means of a written Letter of Intent (a "Letter"), which expresses the investor's intention to invest a minimum of $50,000 within a period of 13 months in shares of the Funds.

      Each purchase of shares under a Letter will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in such Letter. At the investor's option, a Letter may include purchases of shares made not more than ninety days prior to the date the investor signed the Letter; however, the 13-month period during which the Letter is in effect will then begin on the date of the earliest purchase to be included. Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the Combined Purchase Privilege (see above) may purchase shares under a single Letter. The Letter is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter is 20% of such stated amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed accounts will be involuntarily redeemed to pay the additional sales charge, if necessary.

      To the extent that an investor purchases more than the dollar amount indicated in the Letter and qualifies for a further reduction in the sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, the sales charge adjustment will be used to purchase additional shares of the Trust's series at the then-current offering price applicable to the actual amount of the aggregate purchases. No sales charge adjustment will be made until the investor's dealer returns any excess commissions previously received. Dividends and distributions on shares held in escrow, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. The escrow will be released when the full amount indicated has been purchased. Investors making initial purchases who wish to enter into a Letter may complete the appropriate section of the Subscription Application Form. Current shareholders may call the Fund at (800) 232-0224 to receive the appropriate form.

REINSTATEMENT PRIVILEGE - An investor who has sold shares of the Funds may reinvest the proceeds of such sale in shares of the series within 120 days of the sale, and any such reinvestment will be made at the Funds' then-current net asset value, so that no sales charge will be levied. Investors should call the Funds for additional information.

      By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of the series, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the series, some or all of the loss may be disallowed as a deduction. Please contact your tax adviser for more information concerning tax treatment of such transactions.

ADDITIONAL DIVIDEND, DISTRIBUTIONS & TAXES INFORMATION

Dividends and Distributions
Dividends, if any, will be declared and paid in January and July. Capital gains, if any, will be declared and paid in July and December. All such payments will be declared on the 15th of the month and paid on the 20th of the month. If any of these dates falls on a weekend, both the declaration and payment dates will be moved accordingly to the next business day.

       If you elect to receive cash dividends and/or capital gains distributions and a check is returned as undelivered by the United States Postal Service, the Funds reserve the right to invest the check in additional shares of the Funds at the then-current net asset value and to convert your account's election to automatic reinvestment of all distributions, until the Funds' Transfer Agent receives a corrected address in writing from the number of account owners authorized on your application to change the registration. If the Transfer Agent receives no written communication from the account owner(s) and there are no purchases, sales or exchanges in your account for a period of time mandated by state law, then that state may require the Transfer Agent to turn over to state government the value of the account as well as any dividends or distributions paid.

     After a dividend or capital gains distribution is paid, the Funds' share price will drop by the amount of the dividend or distribution. If you have chosen to have your dividends or distributions paid to your account in additional shares, the total value of your account will not change after the dividend or distribution is paid. In such cases, while the value of each share will be lower, each reinvesting shareholder will own more shares. Reinvested shares will be purchased at the price in effect at the close of business on the day after the record date.

Taxes
Each series of the Trust is treated as a separate Fund for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify, and, therefore to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

     (1) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities, loans, and gains from the sale of stock and securities, or other income derived with respect to its business of investing in such stock or securities;

     (2) Derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stock or securities) held for less than three months;

     (3) Distribute with respect to each taxable year at least 90% of its taxable and tax-exempt income for such year; and

     (4)  Diversify its holdings so that,  at the end of each fiscal quarter,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, United States Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the United States Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related types of businesses.

      If each Fund qualifies to be taxed as a regulated investment company it is accorded special tax treatment and will not be subject to federal income tax on income distributed to its shareholders in the form of dividends (including both capital gain and ordinary income dividends). If, however, a Fund does not qualify for such special tax treatment, that Fund will be subject to tax on its taxable income at corporate rates, and could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. In addition, if a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gain for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, that Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax. In calculating its income, each Fund must include dividends in income not when received, but on the date when the stock in question is acquired or becomes ex-dividend, whichever is later.

Other Tax Information

RETURN OF CAPITAL DISTRIBUTIONS - If a Fund makes a distribution to you in excess of its accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares.

CAPITAL GAINS - When you purchase shares of a Fund, the Fund's then-current net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. If the Fund subsequently distributed such amounts to you, the distribution would be taxable, although it constituted a return of your investment. For federal income tax purposes, each Fund is permitted to carry forward net realized capital losses, if any, and realize net capital gains up to the amount of such losses without being required to pay taxes on or distribute such gains which, if distributed, might be taxable to you.

DIVIDENDS - The Code provides a 70% deduction for dividends received by corporate shareholders, with certain exceptions. It is expected that only part of each Fund's investment income will be derived from dividends qualifying as such and, therefore, not all dividends received will be subject to the deduction.

SHARES PURCHASED THROUGH RETIREMENT PLANS - Special tax rules and fiduciary responsibility requirements apply to investments made through retirement plans which satisfy the requirements of Section 401(a) of the Code. Shareholders of the Funds should consult with their tax adviser to determine the suitability of shares of the Funds as an investment through such plans, and the precise effect of such an investment on their particular tax situation.


MANAGEMENT OF THE FUNDS

Board of Trustees and Officers of the TRUST
      The following individuals hold positions as Trustees and/or Officers of the Trust. Their position with the Trust is listed along with their business occupations for the previous five years:

Name, Position and Occupation for previous Five Years

SCOTT L. REHR*, 1857 William Penn Way, Lancaster, PA 17601, President and Trustee, age 33, has been Senior Vice President and Treasurer of Emerald Advisers, Inc. since 1991. He was Vice President of Weik Investment
Services, Inc. from 1990 to 1991. He was Vice President of Penn Square Mutual Fund and the William Penn Interest Income Fund from 1989 to 1990 and Director of Investor Services , Penn Square Management Corp. from 1986 to 1989.

BRUCE E. BOWEN, 1536 Buttonbush Circle, Palm City, Fl 34990, Trustee, age 59, is currently a private investor. He retired as Vice Chairman and Secretary of Penn Square Mutual Fund, positions he held from 1968 to 1988 and Vice Chairman and Secretary of William Penn Interest Income Fund positions he held from 1987 to 1988. He also served as Vice President and Secretary of Penn Square Management Corp. from 1964 to 1988. He also was a Director of Berk-Tek, Inc. from 1987 to 1991 and Director of Morgan Corporation, from 1989 to 1991.

KENNETH G. MERTZ II, C.F.A.*, 1857 William Penn Way, Lancaster, PA 17601, Trustee, Vice President and Chief Financial Officer, age 44, has been President and Chief Investment Officer of Emerald Advisers, Inc. since 1992. He was Chief Investment Officer for the Pennsylvania State Employes Retirement System from 1985 to 1992. He was a Member of the National Advisory Board, Northwest Center for Professional Education/Real Estate Investment for Pension Funds from 1991 to 1992 and a Member of the Advisory Board, APA/Fostin Pennsylvania Venture Capital Fund from 1987 to 1992.

DANIEL W. MOYER IV*, 1857 William Penn Way, Lancaster, PA 17601, Vice President and Secretary, age 41, has been Vice President of Emerald Advisers, Inc. since 1992 as well as a Registered Representative for First Montauk
Securities Corp. since 1992. He was the Branch Office Manager for Keogler Morgan & Co. and a Registered Representative and Director for Financial Management Group from 1988 to 1992.

SCOTT C. PENWELL, ESQ. **, 305 North Front Street, Harrisburg, PA 17108, Trustee, age 43, has been a partner at Duane, Morris & Heckscher since 1981. He has also been Chairman of the Securities Regulation Committee of the Corporation, Banking and Business Law Section of the Pennsylvania Bar Association since 1994.

DR. H. J. ZOFFER, Joseph M. Katz School of Business, 366 Mervis Hall, Pittsburgh, PA 15260, Trustee, age 66, has been Professor of Business Administration at Joseph M. Katz School of Business since 1966. He was Dean of Joseph M. Katz School of Business, University of Pittsburgh from 1966 to 1996. He is also a Director of Penwood Savings Association.

DIANE D. MARKY, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Assistant Secretary, age 32, has been a Senior Fund Administrator of RSMC since 1994 and a Fund Administration Officer of RSMC since July 1991. She was a Mutual Fund Accountant for RSMC from 1989 to 1991.


* EMPLOYEE OF EMERALD ADVISERS, INC. AND "INTERESTED PERSON" WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940.
** EMPLOYEE OF THE TRUST'S LEGAL COUNSEL AND THEREFORE AN "INTERESTED PERSON" WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940.

      The Trustees of the Funds who are not employed by the Adviser, the Distributor, or their affiliates (the "Disinterested Trustees") receive an annual retainer of $2,500 for the HomeState Pennsylvania Growth Fund and $ 1,000 for the HomeState Select Opportunities Fund, $350 for each Trustees meeting attended, and $100 for each Audit Committee meeting attended. For the year ended June 30, 1996, the Trustees received fees totaling $6,000 for their services. The Funds will also reimburse the Independent Trustees' travel expenses incurred attending Board meetings.


                       COMPENSATION TABLE

Name and Title                   Aggregate Pay
                                 Aggregate Pay    From Select     Total Pay
                                    From PA      Opportunities    From Fund
                                  Growth Fund        Fund         Complex (1)

Scott L. Rehr
 Trustee and President                  $0           $0               $0

Bruce E. Bowen
 Trustee                             2,000            0            2,000

Daniel W. Moyer, IV
 Vice-President and
 Secretary                              0             0                0

Kenneth G. Mertz, II
 Trustee, Vice-President
 and Chief Investment Officer           0             0                0

Scott C. Penwell
 Trustee
                                    2,000             0            2,000

Dr. H. J. Zoffer
 Trustee                            2,000             0            2,000

(1) No pension or retirement benefits are provided for trustees or officers of the Funds.

      The Officers of the Funds receive no compensation for their services as such.

     As of October 31, 1996, the Trustees and Officers of the Funds owned, as a group, less than one percent of the outstanding shares of the Funds.

      The Declaration of Trust provides that the Trust will indemnify the Trustees and may indemnify its officers and employees against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust that they have acted in bad faith, with reckless disregard of his/her duties, willful misconduct or gross negligence. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees, officers and employees.

Person Controlling the Funds

     To the knowledge of the Funds, no person owned of record or beneficially 25% or more of each Fund's outstanding shares as of October 31, 1996.

     The Following persons owned of record or beneficially 5% or more of each Fund's outstanding shares as of October 31, 1996:


NAME                ADDRESS                                % OF OWNERSHIP
-------------------------------------------------------------------------
Mac & Co.,          P.O. Box 3198, Pittsburgh, PA 15230-3198     5.5%
Smith Barney Inc.   388 Greenwich St., NY, NY 10013              7.8%


Investment Adviser and Other Service Providers

Investment Adviser and Principal Underwriter
Emerald Advisers, Inc., 1857 William Penn Way, Lancaster, PA 17601, and Rodney Square Distributors, Inc., Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, are the Funds' investment adviser and distributor, respectively. The Distributor is not obligated to sell any specific amount of shares of the Funds and will purchase shares for resale only against orders for shares. The Distributor is a Delaware corporation, a broker-dealer registered with the Securities and Exchange Commission, and a member of the National Association of Securities Dealers, Inc., (the "NASD"). The Distributor is an affiliate of Rodney Square, which also provides administrative, shareholder and accounting services to the Funds. Some officers of the Funds are employed by the Adviser and may also distribute shares of the Funds as registered representatives of the Distributor.

     Effective August 19, 1994, Emerald Advisers, Inc. the investment adviser of the Funds, became a wholly-owned subsidiary of Emerald Asset Management, Inc. ("EAM"), 1857 William Penn Way, Lancaster, PA 17601. The shareholders of EAM are: Joseph E. Besecker, James Brubaker, J. Jeffrey Fox, Kenneth G. Mertz II, Daniel W. Moyer IV, Scott L. Rehr, Douglas S. Thomas, Paul W. Ware and Judy S. Ware. The following individuals have the following positions and offices with the
Trust and EAI:

                    POSITION WITH:
NAME:               ADVISER                       TRUST
Scott L. Rehr       Senior Vice President,        Trustee, President
Treasurer, Director

Kenneth G.          President, Director           Trustee, Vice
Mertz II, C.F.A.                                  President, Chief
                                                  Investment Officer

Daniel W.           Vice President, Director      Vice President and
Moyer IV                                          Secretary

      In carrying out its responsibilities under the investment advisory contract with the Funds, EAI furnishes or pays for all facilities and services furnished or performed for, or on behalf of, the Funds. Such items may include, but are not limited to: office facilities, office support materials and equipment, records and personnel necessary to manage the Funds' daily affairs. In return for these services, the Funds have agreed to pay EAI an annualized fee, based on the average market value of the net assets of the Funds, computed each business day and paid to EAI monthly. The fee is paid as follows:

     HOMESTATE PENNSYLVANIA GROWTH FUND:

       Assets $0 to $250 Million.......................     0.75%
       Over $250 MM to $500 MM.........................     0.65%
       Over $500 MM to $750 MM.........................     0.55%
       Over $750 Mill..................................     0.45%

     HOMESTATE SELECT OPPORTUNITIES FUND:

     Assets $0 to $100 Million.........................     1.00%
     Over $100 Million.................................     0.90%
     The Fund will be closed to new investors when total net assets surpass $100 million.

      These fees are higher than most other registered mutual funds but comparable to fees paid by equity funds of a similar investment objective and size. For the fiscal years ended June 30, 1996, 1995 and 1994, EAI received management fees from the HomeState Pennsylvania Growth Fund, before voluntary reimbursement of expenses, totaling $246,310, $106,017, and $53,255, respectively.

      The Funds pay all of its expenses other than those expressly assumed by the Adviser. Specifically, the Funds pay the fees and expenses of their transfer agent, custodian, independent auditors and legal counsel. These fees are generally for the costs of necessary professional services, regulatory compliance, and those pertaining to maintaining the Funds' organizational standing. The resulting fees may include, but are not limited to: brokerage commissions, taxes and organizational fees, bonding and insurance, custody, auditing and accounting services, shareholder communications and shareholder servicing, and the cost of financial reports and prospectuses sent to Shareholders. The Adviser will reimburse its fee to a Fund to the extent such fee exceeds the most restrictive expense limitation in effect by a state regulatory agency where that Fund's shares are registered for purchase. The Adviser reserves the right to voluntarily waive any portion of its advisory fee at any time.

Administrator, Accounting Agent and Transfer Agent

      Rodney Square Management Corporation, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, is the administrator, accounting agent and transfer agent for the Funds. As administrator, Rodney Square provides administrative and operational services and facilities. As transfer, dividend disbursing, and shareholder servicing agent for the Funds. Rodney Square is responsible for all such corresponding duties, including: maintenance of the Funds' shareholders' records, transactions involving the Funds' shares, and the compilation, distribution, or reinvestment of income dividends or capital gains distributions, and shareholder communication regarding these items. Rodney Square also performs certain bookkeeping and accounting duties for the Funds. For the period from November 20, 1995 through June 30, 1996, Rodney Square Management Corporation received fees totaling $106,524. For the period from July 1, 1995 through November 19, 1995, the fiscal year ended June 30, 1995 and 1994 Fund/Plan Services, Inc., The HomeState Pennsylvania Growth Fund's previous transfer and accounting agent, received fees from the Fund totaling $21,022, $80,253, and $70,372, respectively.

Custodian and Independent Accountants

CoreStates Financial Corporation, P.O. Box 7558, Philadelphia, PA 19101-7558 ("CoreStates"), is the custodian of the securities and cash of the Funds. For the year ended June 30, 1996, CoreStates received custodial fees from The HomeState Pennsylvania Growth Fund totaling $31,586. Price Waterhouse LLP, 30 South Seventeenth Street, Philadelphia, PA 19103, are the independent accountants which audit the annual financial statements of the Funds.

The Distribution Plans

General Information. In order to compensate investment dealers (including for this purpose certain financial institutions) for services provided in connection with sales of shares of certain series of the Trust and maintenance of shareholder accounts within these series, the Distributor makes quarterly payments to qualifying dealers based on the average net asset value of shares of the Funds' specified series which are attributable to shareholders for whom the dealers are designated as the dealer of record. The Distributor makes such payments at the annual rate of 0.25% of the average net asset value, with "average net asset value" attributable to a shareholder account meaning the product of (i) the average daily share balance of the account multiplied by (ii) the series' average daily net asset value per share.

      For administrative reasons, the Distributor may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter. The Distributor may suspend or modify these payments at any time. Payments are subject to the continuation of the Series' Plan described below and the terms of service agreements between dealers and the Distributor.

The HomeState Pennsylvania Growth Fund and the HomeState Select Opportunities Fund are both currently operating with Distribution Plans (the "Plans"). Each Fund has adopted a Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans are to permit the Funds to compensate the Distributor for services provided and expenses incurred by it in promoting the sale of shares of the Series, reducing redemptions, or maintaining or improving services provided to shareholders by the Distributor or dealers. By promoting the sale of shares and/or reducing redemptions, the Plan should help provide a continuous cash flow, affording the Adviser the ability to purchase and redeem securities without forcing the Adviser to make unwanted redemptions of existing portfolio securities.

     The Plans provide for quarterly payments by each Fund to the Distributor at the annual rate of up to 0.35% of the Series' average net assets, subject to the authority of the Trust's Board of Trustees to reduce the amount of payments or to suspend the Plans for such periods as they may determine. Subject to these limitations, the amount of such payments and the specific purposes for which they are made shall be determined by the Board of Trustees. At present, the Trustees have approved payments under the Plans for the purpose of reimbursing the Distributor for payments made by it to dealers under the service agreements referred to above as well as for certain additional expenses related to shareholder services and the distribution of shares, subject to the maximum annual rate of 0.35% of each Fund's average net assets. Continuance of the Plans is subject to annual approval by a vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect interest in the Plan or related arrangements (these Trustees are known as "Disinterested Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plans must be likewise approved by separate votes of the Trustees and the Disinterested Trustees of the Trust. The Plans may not be amended in order to increase materially the costs which the Funds bear for distribution pursuant to the Plans without also being approved by a majority of the outstanding voting securities of a Fund. The Plans terminate automatically in the event of their assignment and may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of a Fund, or (ii) the Disinterested Trustees.

      For the period from November 20, 1995 through June 30, 1996, The HomeState Pennsylvania Growth Fund incurred expenses totaling $22,724 pursuant to the Distribution Plan. For the period from July 1, 1995 through November 19, 1995, the HomeState Pennsylvania Growth Fund incurred expenses totaling $30,192 in 12b-1 fees to Fund/Plan Broker Services, Inc., the Fund's previous distributor, pursuant to the Fund's Distribution Plan. Of the amounts incurred, $51,204 was paid to qualifying dealers, and $1,712 was paid for the preparation and distribution of marketing materials.

ADDITIONAL BROKERAGE ALLOCATION INFORMATION

      EAI places orders for the purchase or sale of portfolio securities of the Funds. In choosing a particular broker to execute a given transaction, EAI uses the following criteria: (1) the past capabilities of that broker in executing such types of trades; (2) the quality and speed of executing trades; (3) competitive commission rates; and (4) all other factors being equal, useful research services provided by the brokerage firm. The research services provided to EAI are used to advise all of its clients, including the Funds, but not all such services furnished are used to advise the Funds. Research services can include written reports and interviews by analysts on a particular industry or company or on economic factors, and other such services which can enhance EAI's ability to gauge the potential investment worthiness of companies and/or industries, such as evaluation of investments, recommendations as to the purchase or sale of investments, newspapers, magazines, quotation services and news services. If these services are not used exclusively by EAI for Funds research purposes, then EAI, based upon allocations of expected use, bears that portion of the service's cost that directly relates to non-Funds research use. The management fee paid by the Funds to EAI is not reduced because EAI receives these services even though EAI might otherwise be required to purchase some of these services for cash. EAI does not pay excess commissions to any broker for research services provided or for any other reason. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and subject to seeking the most favorable price and execution available and such other policies as the Board of Trustees may determine, EAI may consider sales of shares of front-end load series of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

      For the fiscal years ended June 30, 1996, 1995 and 1994, The HomeState Pennsylvania Growth Fund incurred brokerage commissions aggregating $127,600 $91,506, and $35,125 respectively. During the fiscal year ended June 30, 1996, transactions of the Fund aggregating $68,352 were allocated to brokers providing research, statistical and other related services and $290 in brokerage commissions were paid on these transactions.

     Portfolio Turnover Rate. The portfolio turnover rate is calculated by dividing the lesser of each Fund's annual purchases and sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by each Fund during the year. All securities, including options, whose maturity or expiration date at the time of acquisition was one year or less are to be excluded from both the numerator and the denominator. The portfolio turnover rate of The HomeState Pennsylvania Growth Fund for the fiscal years ended June 30, 1996 and 1995 was 66% and 51%, respectively.

MEASURING PERFORMANCE

      Average annual total return data ("Standardized Return") for the Funds may from time to time be presented in the Prospectus, this Statement and in advertisements. Each Fund's "average annual total return" is an average annual compounded rate of return. It is the rate of return based on factors that include a hypothetical investment of $1,000 held for a number of years with an Ending Redeemable Value of that investment, according to the following formula:

          (ERV/P)1/n - 1 = T

          where:    P    =    hypothetical initial payment of $1,000
                    T    =    average annual total return
                    n    =    number of years
                    ERV  =    ending redeemable value at end of the
                              period of a hypothetical $1,000 payment
                              made at the beginning of that period.

                      AVERAGE ANNUAL TOTAL RETURN

                                                  SINCE INCEPTION
                              1 YEAR              OCTOBER 1, 1992
                              ENDED               THROUGH
               SALES LOAD     JUNE 30, 1996       JUNE 30, 1996
			   ----------     -------------       -------------
                 5.00%          32.94%            22.51%

                  NONE          39.94%            24.20%

     Total return data ("Non-Standardized Return") may also be presented from time to time. The calculation of each Fund's "total return" uses some of the same factors as the calculation of the average annual total return, but does not average the rate of return on an annual basis. Total return measures the cumulative (rather than average) change in value of a hypothetical investment in a Fund over a stated period. Total return is stated as follows:

               P(1 + T)(n)  = ERV

      Both methods of total return calculation assume: (i) deduction of the Fund's maximum sales charge, if applicable, and (ii) reinvestment of all Fund distributions at net asset value on the respective date. Average annual total return and total return calculation is a measurement of past performance, and is not indicative of future results. Share prices will fluctuate so that an investor's shares in the Fund may be worth more or less than their original purchase cost when redeemed.

      Each Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund ratings services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, of broad groups of comparable mutual funds or of unmanaged indices (such as the Standard & Poor's 500, Dow Jones Industrial Average, NASDAQ Composite, Wilshire 5000 or Wilshire 4500 indices), which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

                              APPENDIX A:
                        DESCRIPTION OF RATINGS

Following are descriptions of investment securities ratings from Moody's Investor Services ("Moody's") and Standard & Poor's Corporation ("S & P"). See pages 4 and 5 of this Statement for how these ratings relate to investments in the Funds' portfolio.

I. Commercial Paper Ratings:

      A. Moody's: Issuers rated Prime-1 have a superior capacity, issuers rated Prime-2 have a strong capacity, and issuers rated Prime-3 have an acceptable capacity for the repayment of short-term promissory obligations.

      B. S & P: Issues rated A are the highest quality obligations. Issues in this category are regarded as having the greatest capacity for timely payment. For issues designated A-1 the degree of safety regarding timely payment is very strong. For issues designated A-2 the capacity for timely payment is also strong, but not as high as for A-1 issues. Issues designated A-3 have a satisfactory capacity for timely payment.

II. Corporate Bond Ratings:

     A. Moody's:
     Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there maybe other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

These categories are considered to be of "Investment Grade" by Moody's. Moody's applies numerical modifiers "1," "2," and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     B. S & P:
     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal & interest.

      AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

S & P classifies corporate bonds of these ratings to be of "Investment Grade." Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

III. Preferred Stock Ratings:

      Both Moody's and S & P use the same designations for corporate bonds as they do for preferred stock except in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks, the relative quality descriptions are comparable to those described above for corporate bonds.

Ratings by Moody's and S & P represent their respective opinions as to the investment quality of the rated obligations. These ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due, but rather serve as a general guide in comparing prospective investments.

                              APPENDIX B
    HEDGING STRATEGIES FOR THE HOMESTATE SELECT OPPORTUNITIES FUND
                       OPTIONS AND SHORT SELLING

      REGULATION OF THE USE OF OPTIONS STRATEGIES. As discussed in the Prospectus, in managing the HomeState Select Opportunities Fund, the adviser may engage in certain options and short selling strategies to hedge various market risks or to enhance potential gain. Certain special characteristics of and risks associated with using these instruments are discussed below. Use of options and short selling is subject to applicable regulations of the SEC, the several options exchanges upon which these instruments may be traded, and the various state regulatory authorities. The Board of Trustees has adopted investment guidelines (described below) reflecting those option trading regulations.

      COVER FOR OPTIONS STRATEGIES. The Fund will not use leverage in their options strategies. Accordingly, the Fund will comply with guidelines established by the SEC with respect to coverage of these strategies and will either (1) set aside liquid, unencumbered, daily marked-to-market assets in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities or other options used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management or that Fund's ability to meet redemption requests or other current obligations.

      OPTIONS STRATEGIES. The Fund may purchase and write (sell) options on securities and securities indices that are traded on U.S. and in the over-the-counter ("OTC") market. Currently, options on debt securities are primarily traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its contra-party with no clearing organization guarantee unless the parties provide for it. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction. Accordingly, before the
Fund   purchases   or  sells  an  OTC  option,  the  adviser   assesses   the
creditworthiness of each counterparty and any guarantor or credit enhancement of the counterparty's credit to determine whether the terms of the option are likely to be satisfied.

      The Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

	  The Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to
enhance  return.   The  put  option enables a Fund  to  sell  the  underlying security at the predetermined exercise price; thus, the potential for loss to
the Fund below the exercise price is limited to the option premium paid.   If
the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

	 The Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

	  The Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options.  A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the
option  period.   The  strategy  may be used to  provide  limited  protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value.

	  Securities used to cover OTC call options written by the Fund are considered illiquid and therefore subject to the Fund's limitations on investing in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure is considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
The Fund could lose the ability to participate in an increase in the value of the underlying securities above the exercise price because the increase would likely be offset by an increase in the cost of closing out the call option
(or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value).

	 The Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to  make  payment  of the exercise price against delivery of  the  underlying
security.   The  operation of put options in other respects, including  their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

	  The Fund may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular
security.   An index assigns values to the securities included in  the  index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a
Fund  invests.   Perfect correlation is not possible because  the  securities held or to be acquired by a Fund will not exactly match the composition of indexes on which options are purchased or written.

	  The  Fund  may  purchase and write covered straddles on  securities  or
indexes.   A long straddle is a combination of a call and a put purchased  on the  same security where the exercise price of the put is less than or  equal to the exercise price on the call. The Fund would enter into a long straddle when adviser believes that it is likely that prices will be more volatile
during  the  term  of the options than is implied by the option  pricing.   A
short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Fund would enter into a  short straddle when adviser believes that it is unlikely that prices  will be  as  volatile during the term of the options as is implied by  the  option
pricing.   In  such case, the Fund will set aside cash and/or  liquid,  high-
grade debt securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

	  The Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if the Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Fund holds a put warrant and the value of the underlying index falls, the Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index;
the Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Fund does not exercise an index warrant prior to its expiration, then the Fund loses the amount of the purchase price that it paid for the warrant.

	  The Fund will normally use index warrants as they use index options. The risks of the Fund's use of index warrants are generally similar to those relating to their use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at any time or in any quantity.


      OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:
           (1) the Fund will write only covered options, and each such option will remain covered so long as the Fund is obligated under the option; and
           (2) the Fund will not write put or call options having aggregate exercise prices greater than 25% of its net assets.

     These guidelines do not apply to options attached to or acquired with or traded together with their underlying securities and do not apply to securities that incorporate features similar to options.

      SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell securities or currencies under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If the Fund is unable to effect a closing purchase transaction with respect to options it has acquired, the Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets used as cover until the options expire or are exercised, and the Fund may experience material losses due to losses on the option transaction itself and in the covering securities or currencies.

      In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:
           (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, index or currency and general market conditions. For this reason, the successful use of options depends upon adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

           (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security, index or currency. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

		  (3)  A position in an exchange-listed option may be closed out only on  an  exchange that provides a secondary market for identical options.
     Although  the  Fund  intends to purchase or write only  those  exchange-
     traded  options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for  any particular option at any particular time.  A liquid market may be absent if:  (i) there is insufficient trading interest in the option; (ii)  the exchange  has  imposed restrictions on trading, such as  trading  halts, trading  suspensions  or  daily  price  limits;  (iii)  normal  exchange operations  have  been  disrupted; or (iv) the exchange  has  inadequate facilities to handle current trading volume.

		  Closing transactions may be effected with respect to options traded in  the OTC markets only by negotiating directly with the other party to the  option  contract or in a secondary market for the  option  if  such
     market  exists.   Although the Fund will enter  into  OTC  options  with
     dealers that agree to enter into, and that are expected to be capable of entering  into,  closing transactions with the Fund,  there  can  be  no assurance  that the Fund will be able to liquidate an OTC  option  at  a
     favorable  price  at  any time prior to expiration.   In  the  event  of
     insolvency  of the contra-party, the Fund may be unable to liquidate  an
     OTC  option.   Accordingly,  it may not be possible  to  effect  closing
     transactions with respect to certain options, which would result in  the
     Fund having to exercise those options that it has purchased in order  to realize  any profit.  With respect to options written by the  Fund,  the inability  to  enter into a closing transaction may result  in  material losses to the Fund.

		   (4)   With  certain exceptions, exchange listed options  generally settle  by  physical  delivery of the underlying security  or  currency.
     Index  options  are settled exclusively in cash for the net  amount,  if any,  by  which  the option is "in-the-money" (where the  value  of  the underlying instrument exceeds, in the case of a call option, or is  less than, in the case of a put option, the exercise price of the option)  at the  time the option is exercised.  If the Fund writes a call option  on an  index,  the  Fund will not know in advance the difference,  if  any, between  the  closing value of the index on the exercise  date  and  the exercise  price  of the call option itself and thus will  not  know  the amount  of  cash  payable upon settlement.  If the Fund holds  an  index option  and exercises it before the closing index value for that day  is available, the Fund runs the risk that the level of the underlying index may subsequently change.

		  The Fund's activities in the options markets may result in a higher portfolio  turnover  rate and additional brokerage costs;  however,  the
     Fund  also  may save on commissions by using options as a  hedge  rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

SHORT-SELLING
      If the Fund anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other  institution to complete the sale.  The Fund may realize  a  profit  or loss depending upon whether the market price of a security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. As a hedging technique, the Fund may purchase options to buy securities sold short by the Fund. Such options would lock in a future purchase price and protect the Fund in case of an unanticipated increase in the price of a security sold short by the Fund. Short-selling is a technique that may be considered speculative and involves risk beyond the initial capital necessary to secure each transaction. In addition, the technique could result in higher operating costs for the Fund and have adverse tax effects for the investor. Investors should consider the risks of such investments before investing in the Fund.

Whenever the Fund effects a short sale, it will set aside in segregated accounts cash, U.S. Government Securities or other liquid assets equal to the difference between (i) the market value of the securities sold short; and
(ii) set aside liquid, unencumbered, daily marked-to-market assets in a segregated account with the Fund's custodian in the prescribed amount. Until the Fund replaces the security it borrowed to make the short sale it must maintain daily the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. No more than 25% of the value of the Fund's total net assets will be, when added together,
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales. The Fund's ability to make short sales may be limited by a requirement applicable to "regulated investment companies" under Subchapter M of the Internal Revenue Code that no more than 30% of the Fund's gross income in any year may be the result of gains from the sale of property held for the less than three months.

                              APPENDIX C
                    PENNSYLVANIA-BASED CORPORATIONS

In order to present a prospective investor in The HomeState Pennsylvania Growth Fund with a general idea of the size and composition of the universe of Pennsylvania-based publicly-traded companies, this Appendix provides a listing of such companies identified by the Adviser as: 1. Being available for purchase by the general public, either as listed on major exchanges (New York Stock Exchange, American Stock Exchange, or NASDAQ Stock Market), or available over the counter; 2. Having their principal headquarters located in Pennsylvania. This listing does not purport to be complete and is based on information derived from publicly available documents.

The listing is a general guide of Pennsylvania-based companies and is not meant to serve as a listing of companies whose stocks are currently held or may be held in the future by The HomeState Pennsylvania Growth Fund. See "Investment Objectives and Policies" in the Prospectus and "Additional Information Concerning Investment Objectives and Policies" in this Statement for an explanation how portfolio investments are chosen, and certain limitations on what investments this Fund can purchase.

Appendix C information is presented as follows:

     COMPANY NAME                                            SYMBOL
     ------------                                            ------
 1   202 Data Systems                                         TOOT
 2   Acap Corp.                                               ACAP
 3   ACNB Corp.                                               ACNB
 4   Acrodyne                                                 ACRO
 5   Action Industries                                        ACX
 6   ADAGE                                                    ADGE
 7   Adelphia Communication                                   ADLA.C
 8   Adience                                                  NONE
 9   Advanta                                                  ADVN.A
 10  AEL Industries                                           AELN.A
 11  Aero Services International                              AERO
 12  Air Products                                             APD
 13  Airgas                                                   ARG
 14  Alco Standard                                            ASN
 15  Alcoa                                                    AA
 16  Allegheny Ludlum                                         ALS
 17  Allegheny Valley Bancorp.                                NONE
 18  Allen Organ                                              AORG.B
 19  Aloette Cosmetics                                        ALET
 20  AM Communications                                        AMCI
 21  Amalgamated Automotive                                   AAI
 22  Ambassador Bank of the Commonwealth                      NONE
 23  American Eagle Outfitters                                AEOS
 24  American Travellers                                      ATVC
 25  AmeriSource                                              ASHC
 26  Ametek                                                   AME
 27  AMP Incorporated                                         AMP
 28  Ampco-Pittsburgh                                         AP
 29  Amsco International                                      ASZ
 30  Apogee Inc.                                              APGG
 31  Apollo Bancorp, Inc.                                     NONE
 32  Arco Chemical                                            RCM
 33  Armco                                                    AS
 34  Armstrong County Trust Company                           NONE
 35  Armstrong World                                          ACK
 36  Arnold Industries                                        AIND
 37  Arrow International                                      ARRO
 38  Associated Communication                                 ACCM.A
 39  Astea International, Inc.                                ATEA
 40  Astrotech International                                  AIX
 41  Atlantic Central Bankers Bank                            NONE
 42  Autoclave Engineers                                      ACLV
 43  Aydin Corp.                                              AYD
 44  Baker, Michael Corp.                                     BKR
 45  Bank of Landisburg                                       NONE
 46  Bankers' Financial Services Corporation                  BKSV*
 47  Bankvest Inc.                                            NONE
 48  BCB Financial Services Corp.                             NONE
 49  Bell Atlantic                                            BEL
 50  Berger Holdings Ltd.                                     BGRH
 51  Bethlehem Corp.                                          BET
 52  Bethlehem Steel                                          BS
 53  Betz Labs                                                BTL
 54  BHC Financial                                            BHCF
 55  Biocontrol Tech                                          BICO
 56  Black Box Corp.                                          BBOX
 57  Blair                                                    BL
 58  Blue Ridge Real Estate Co.                               BLRGZ
 59  Bon Ton                                                  BONT
 60  Bowline Corp.                                            BOLN*
 61  Brandywine Realty Trust                                  BDN
 62  Bridgeville Savings                                      BRFC
 63  Bryn Mawr Bank Corp.                                     BMTC
 64  BT Financial                                             BTFC
 65  Buck Hill Falls Co.                                      NONE
 66  Buckeye Partners, L.P.                                   BPL
 67  Buffalo Valley Telephone                                 BUFF*
 68  Burnham                                                  BURCA*
 69  C Cor Electronics                                        CCBL
 70  C-Tec                                                    CTEX
 71  Cable Design Technologies                                CDTC
 72  Cabot Medical                                            CBOT
 73  Calgon Carbon                                            CCC
 74  Canondale Corp.                                          BIKE
 75  Carbide/Graphite Group                                   CGGI
 76  Cardinal Bancorp Inc. PA                                 NONE
 77  Carpenter Technology                                     CRS
 78  Castle Energy Corp.                                      CECX
 79  CCFNB Bancorp Inc.                                       NONE
 80  CDI Corp.                                                CDI
 81  Ceco Filters Inc.                                        CEC
 82  Cedar Group Inc.                                         CGMV
 83  Centercore                                               CCOR
 84  Centocor                                                 CNTO
 85  Central Sprinkler                                        CNSP
 86  Century Financial Corp.                                  CYFN*
 87  Cephalon                                                 CEPH
 88  CGS Scientific Corp.                                     CGSC
 89  Chambers Development                                     CDV/A
 90  Charming Shoppes                                         CHRS
 91  Charter Power System 1                                    CHP
 92  Chemcial Leaman                                           CLEA
 93  Chester Valley Bancorp                                    CVAL
 94  Cigna                                                     CI
 95  Citizen and Northern Corp.                                CZNC
 96  Citizens Bankcorp.                                        NONE
 97  Citizens Bank and Trust Company                           CZNP*
 98  Citizens Financial Services Inc.                          NONE
 99  Citizens, Inc.                                            NONE
 100 Citizens National Bank of Ashland                         CIZP*
 101 Citizens National Bank of Meyersdale                      CZNS*
 102 Clearfield Bank & Trust Comapny                           CLFD*
 103 CMAC Investment Corp.                                     CMT
 104 CNB Financial Corp.                                       CNBB
 105 Codorus Valley Bancorp Inc.                               CVLY*
 106 Columbia Financial Corporation                            CLBF*
 107 Comcast                                                   CMCSK
 108 Comm Bancorp                                              NONE
 109 Commerce Bank/Harrisburg                                  COBH
 110 Commercial National Financial Corp.                       CNAF*
 111 Commonwealth Federal Savings Bank                         CMSB
 112 Communciations Group                                      CMGI
 113 Community Bankers Corp.                                   NONE
 114 Community Banks                                           CBKI
 115 Community Bank, National Association                      CMYN*
 116 Community Independent Bank                                CMYI*
 117 Community Ntl. Bank of Northwestern PA                    NONE
 118 Computer Research Inc.                                    CORE
 119 Concord Health                                            CHGR
 120 Conestoga Enterprises Inc.                                NONE
 121 Conrail                                                   CRR
 122 Consolidated Natural Gas                                  CNG
 123 Constitution Bancorp, Inc.                                NONE
 124 Consumers Financial Corp.                                 CFIN
 125 CoreStates                                                CFL
 126 Craftmatic Contour Industries Inc.                        CRCC
 127 Crown American Realty Trust                               CWN
 128 Crown Cork & Seal                                         CCK
 129 CSS Industries                                            CSS
 130 Dauphin Deposit                                           DAPN
 131 Deb Shops                                                 DEBS
 132 Dentsply                                                  XRAY
 133 Derma Sciences                                            DSCI
 134 Digimetrics Inc.                                          DIGMC
 135 Digital Descriptor Systems                                DDSI
 136 DiMark                                                    DMK
 137 Dimeco                                                    NONE
 138 DNB Financial Corp.                                       NONE
 139 Donegal Group                                             DGIC
 140 DQE                                                       DQE
 141 Dravo                                                     DRV
 142 Drovers Bancshares Corp.                                  DROV*
 143 Eagle National Bank                                       NONE
 144 East Penn Bank                                            NONE
 145 East Prospect State Bank                                  NONE
 146 Eastern Environmental                                     EESI
 147 ECC International                                         ECC
 148 Ecogen                                                    EECN
 149 Elderton State Bank                                       NONE
 150 Electro Kinetic Systems                                   EKSIA
 151 Emcee Broadcast Products                                  ECIN
 152 Elverson National Bank                                    ELVN*
 153 Emclaire Financial Corp.                                  NONE
 154 Emons Transportation Group                                EMHO
 155 Environmental Tectonics                                   ETC
 156 Ephrata National Bank                                     EPNB*
 157 Equitable Resources                                       EQT
 158 Erie Family Life Insurance                                ERIF*
 159 ExecuFirst                                                FXBC
 160 Exide                                                     EX
 161 Extended Product Life                                     EXED
 162 Farmers National Bank of Kittanning                       NONE
 163 Farmers National Bank of Newville                         NONE
 164 Farmers & Merchants Bank                                  FMMB*
 165 FedOne Savings Bank, F.A.                                 NONE
 166 Fidelity Bancorp                                          FSBI
 167 Fidelity Deposit and Discount Bank                        FDDB*
 168 Financial Trust                                           FITC
 169 First Bank of Philadelphia                                FBKP
 170 First Bell Bancorp Inc.                                   FBBC
 171 First Capitol                                             FCYP*
 172 First Colonial Group Inc.                                 FTCG
 173 First Commercial Bank of Philadelphia                     NONE
 174 First Commonwealth Financial                              FCF
 175 First Harrisburg Bancorp                                  FFHP
 176 First Jermyn                                              FJMY*
 177 First Keystone Corp.                                      FKYS*
 178 First Leesport Bancorp, Inc.                              FLPB*
 179 First Lehigh Corporation                                  FLHI*
 180 First National Bancorp.                                   NONE
 181 First National Bank of Gallitzin                          FIGA*
 182 First National Bank of Canton                             FINC*
 183 First National Bank of Fredicksburg                       NONE
 184 First National Bank of Lilly                              NONE
 185 First National Bank of Liverpool                          NONE
 186 First National Bank of Marysville                         FNBM*
 187 First National Bank of Newport                            FNBT*
 188 First National Bank of Port Allegheny                     FIPG*
 189 First National Bank of Reynoldsville                      NONE
 190 First National Bank of Slippery Rock                      FNSL*
 191 First National Bank of Spangler                           FNBG*
 192 First National Bank of Spring Mills                       NONE
 193 First National Community Bank                             NONE
 194 First Philson Financial Corp.                             FPHN*
 195 First Shenango Bancorp, Inc.                              SHEN
 196 First Star Savings Bank                                   FSRS
 197 First Sterling Bancorp.                                   NONE
 198 First United National Bank                                NONE
 199 First West Chester Corp.                                  FWCC
 200 First Western                                             FWBI
 201 FJF Financial Mutual Holding Company                      NONE
 202 Fleetwood Bank Corporation                                NONE
 203 FNB Bancorp, Inc.                                         NONE
 204 FNB Financial Corporation                                 FBAN
 205 FNBM Financial Corporation                                NONE
 206 FNH Corporation                                           NONE
 207 Foamex International                                      FMXI
 208 Fore Systems                                              FORE
 209 Foster, L.B.                                              FSTRA
 210 Founders Bank                                             NONE
 211 FPA Bank                                                  FPO
 212 Franklin First Financial Services                         FRAF
 213 Freda Corp.                                               FRDA
 214 Fulton Bancshares                                         NONE
 215 Fulton Financial                                          FULT
 216 General Devices                                           GDIC
 217 General Nutrition Corp.                                   GNCI
 218 Genesis Health Ventures                                   GHV
 219 Geriatric & Medical                                       GEMC
 220 Giant Cement                                              GCHI
 221 Gilbert Associates                                        GILB.A
 222 Glatfelter, P.H.                                          GLT
 223 Glen Rock State Bank                                      GLRO*
 224 Global Environmental Corp.                                GLEN
 225 Global Spill Management                                   GSMI
 226 GMIS                                                      GMIS
 227 Gracecare Health Systems Inc.                             GCHS*
 228 Grant Street National Bank                                GSNB
 229 Greater Pottsville Federal S&LA                           NONE
 230 Guaranty Bancshares                                       GBNC
 231 Halifax National Bank                                     NONE
 232 Hamlin Bank and Trust Company                             NONE
 233 Hanover Bancorp.                                          HOVB*
 234 Hanover Foods Corp.                                       NONE
 235 Harleysville Group                                        HGIC
 236 Harleysville Nat'l Corp.                                  HNBC
 237 Harleysville Savings                                      HARL
 238 Harris Savings Bank                                       HARS
 239 Harsco Corporation                                        HSC
 240 Healthcare Services Group                                 HCSG
 241 Health Rite                                                HLRT
 242 Heinz                                                     HNZ
 243 Herley Industries                                         HRLY
 244 Herndon National Bank                                     NONE
 245 Hershey Foods                                             HSY
 246 Hoblitzell National Bank of Hyndman                       NONE
 247 Honat Bancorp                                             HONT*
 248 Hope Technologies                                         HOPK*
 249 Horsehead Resources Development                           HHRD
 250 Hunt Manufacturing                                        HUN
 251 IBAH, Inc.                                                IBAH
 252 IBT Bancorp, Inc.                                         IBTB
 253 ICC Technology                                            ICGN
 254 II VI                                                     IIVI
 255 Independent American Financial Corp.                      NONE
 256 Industrial Scientific                                     ISCX
 257 Inertial Motors Corp.                                     IMTS*
 258 Information Systems Acquisitions Corp.                    ISAC
 259 Innovative Tech Systems                                   ITSY
 260 Integra Financial                                         ITG
 261 Integrated Circuit Systems                                ICST
 262 Intelligent Electronics                                   INEL
 263 InterDigital Communications                               IDC
 264 International Canine Genetics                             ICGI
 265 Irex Corp.                                                IREX
 266 Iron & Glass Bancorp, Inc.                                IRGB*
 267 J & L Specialty Steels                                    JL
 268 Jetronic Industries                                       JET
 269 JLG Industries                                            JLGI
 270 Johnstown America                                         JAII
 271 Jones Apparel Group                                       JNY
 272 Jonestown Bank & Trust Company                            NONE
 273 JTNB Bancorp                                              NONE
 274 Judicate Inc.                                             JUDG
 275 Juniata Valley Financial Corp.                            JUVF*
 276 Kennametal Inc.                                           KMT
 277 Keystone Financial Inc.                                   KSTN
 278 Keystone Heritage Group Inc.                              KHGI
 279 Kish Bancorp, Inc.                                        KISB*
 280 Kleinerts                                                 KLRT
 281 Kranzco Realty Trust                                      KRT
 282 Kulicke Soffa                                             KLIC
 283 Lake Ariel Bancorp, Inc.                                  LABN*
 284 Lannett Co. Inc.                                          LANN*
 285 Laurel Capital Group                                      LARL
 286 Laurentian Capital                                        LQ
 287 Lewistown Trust Company                                   LEWI*
 288 Liberty Property Trust                                    LRY
 289 Liberty Technology                                        LIBT
 290 Lock Haven Savings Bank                                   NONE
 291 Lukens                                                    LUC
 292 Luzerne National Bank Corporation                         NONE
 293 Madison Bancshares Group LTD                              NONE
 294 Magainin Pharmaceuticals                                  MAGN
 295 Mainline Bancorp.                                         NONE
 296 Manor National Bank                                       MANR*
 297 Mark Centers Trust                                        MCT
 298 Marlton Technology                                        MTY
 299 Mars National Bank                                        MNBP*
 300 Masland                                                   MSLD
 301 Matthews International Corporation                        MATW
 302 Mauch Chunk Trust Company                                 NONE
 303 Medco Group Inc.                                          NONE
 304 Med-Design                                                MEDD
 305 Mellon Bank                                               MEL
 306 Menley & James                                            MENJ
 307 Mercer County State Bancorp                               MCSB*
 308 Mercersburg Financial Corporation                         NONE
 309 Merchants National Bank of Bangor                         MCHT*
 310 Merchants National Bank of Kittanning                     NONE
 311 Merchants of Shenandoah Ban-Corp                          MSHN*
 312 Meridian Bancorp                                          MRDN
 313 Met-Pro                                                   MPR
 314 Metrobank of Philadelphia, N.A.                           NONE
 315 Mid Penn Bancorp                                          MPEN*
 316 Mifflinburg Bancorp, Inc.                                 NONE
 317 Mine Safety Appliances                                    MNES
 318 Miners Bank of Lykens                                     MNRB*
 319 Miners Nat'l Bancorp                                      MNBC
 320 MK Rail                                                   MKRL
 321 Montour Bank                                              NONE
 322 Moore Products                                            MORP
 323 Mother's Work                                             MWRK
 324 Mountbatten, Inc.                                         MTBN
 325 Moxham Bank Corporation                                   MOXM*
 326 Moyco Industries                                          MOYC*
 327 Muncy Bank Financial                                      MNCY*
 328 Musicom                                                   MUSO
 329 Mylan Labs                                                MYL
 330 National American Bancorp                                 NABN*
 331 National Bank of Malvern                                  NONE
 332 National Bank of Olyphant                                 NONE
 333 National Media                                            NM
 334 National Penn Bancshares                                  NPBC
 335 National Record Mart                                      NRMI
 336 Neffs Bancorp, Inc.                                       NEFF*
 337 New Bethelem Bank                                         NBET*
 338 New Tripoli Bancorp                                       NETN*
 339 Nobel Education Dynamics                                  NEDI
 340 Nocopi                                                    NOOP*
 341 North East Bancshares, Inc.                               NONE
 342 North Pittsburgh System                                   NORY*
 343 Northern Lehigh Bancorp, Inc.                             NOLE*
 344 NorthStar Health Services                                 NSTR
 345 Northumberland National Bank                              NONE
 346 Novacare                                                  NOV
 347 Noxso                                                     NOXO
 348 NSD Bancorp                                               NONE
 349 Nuclear Research Corp.                                    NONE
 350 Nuclear Support                                           NSSI
 351 Numar                                                     NUMR
 352 Numerex                                                   NMRX
 353 Nutrition Management                                      NMSCA
 354 Oakhurst Company                                          OAK
 355 O'Brien Energy System                                     OBS
 356 Old Forge Bank                                            OLDF*
 357 OMEGA                                                     OMEF
 358 Orbisonia Community Bancorp, Inc.                         NONE
 359 Orrstown Financial Services                               ORRB*
 360 Owosso Corp.                                              OWOS
 361 Palm Bancorp                                              NONE
 362 Parkvale Financial                                        PVSA
 363 PCI Services                                              PCIS
 364 PDG Environmental                                         PDGE
 365 Penn American Group                                       PAGI
 366 Penn Engineering & Mfg.                                   PNN
 367 Penn First Bancorp                                        PWBC
 368 Penn Laurel Financial Corporation                         NONE
 369 Penn National Gaming                                      PENN
 370 Penn Security Bank and Trust Company                      PSBT*
 371 Penn Virginia                                             PVIR
 372 Penncore Financial Services Corporaiton                   NONE
 373 Pennrock Finanical Services Corp.                         PRFS*
 374 Penns Woods Bancorp Inc.                                  PWOD*
 375 Pennsylvania Capital Bank                                 NONE
 376 Pennsylvania Enterprises                                  PNT
 377 Pennsylvania Power & Light                                PPL
 378 Pennsylvania Real Estate Inv. Trust                       PEI
 379 Pennsylvania State Bank                                   NONE
 380 PennTreaty American Corp.                                 PTAC
 381 Peoples Bank of Oxford                                    PPBK*
 382 Peoples Bank of Unity                                     NONE
 383 Peoples Financial Corporation, Inc.                       NONE
 384 Peoples Financial Services Corporation, Inc.              NONE
 385 Peoples Ltd.                                              NONE
 386 Peoples National Bank of Rural Valley                     NONE
 387 Peoples State Bank                                        PSEB
 388 Pep Boys                                                  PBY
 389 Phoenix Bancorp, Inc.                                     NONE
 390 Philadelphia Consolidated Holding Corp.                   PHLY
 391 PECO                                                      PE
 392 Philadelphia Suburban                                     PSC
 393 Piercing Pagoda                                           PGDA
 394 Pioneer American Holding Company Corp.                    NONE
 395 Pitt-Desmoines                                            PDM
 396 PNC Financial                                             PNC
 397 PPG Industries                                            PPG
 398 Premier Bank                                              NONE
 399 Prime Bancorp.                                            PSAB
 400 Progress Financial                                        PFNC
 401 Prophet 21                                                PXXI
 402 Provident American                                        PAMC
 403 QNB Corp.                                                 QNBC*
 404 Quad Systems                                              QSYS
 405 Quaker Chemical                                           QCHM
 406 Quigley Corp.                                             QGYC
 407 QVC Network                                               QVCN
 408 Reading Co.                                               RDGCA
 409 Regent Bancshares                                         RBNK
 410 Renal Treatment Centers                                   RXTC
 411 Rent Way                                                  RWAY
 412 Resource America                                          REXI
 413 Respironics                                               RESP
 414 Rhone Poulac-Rorer                                        RPR
 415 Right Management Consultants                              RMCI
 416 Rite Aid                                                  RAD
 417 Robec                                                     ROBC
 418 Robroy Industries                                         RROYA*
 419 Rochester & Pittsburgh Coal Company                       REPT
 420 Rohm & Haas                                               ROH
 421 Royal Bank                                                RBPA.A
 422 R&B Inc.                                                  RBIN
 423 Safeguard Scientifics                                     SFE
 424 Salem                                                     SBS
 425 Scan Graphics                                             SCNG
 426 Scanforms Inc.                                            SCFM
 427 Scott Paper                                               SPP
 428 Second National Bank of Masontown                         NONE
 429 Security First Bank                                       SFMP
 430 SEI Corp.                                                 SEIC
 431 Selas                                                     SLS
 432 Shared Medical Systems                                    SMED
 433 Shawnee Financial Services Corporation                    NONE
 434 SI Handling                                               SIHS
 435 Sigma Alpha Entertainment Group LTD                       SAEG
 436 Sinter Metals                                             SNM
 437 Smithfield State Bank of Smithfield                       NONE
 438 SMT Health Services                                       SHED
 439 Somerset Trust Company                                    SOMT*
 440 Southwest National                                        SWPA
 441 Sovereign Bancorp                                         SVRN
 442 Spectrum Control                                          SPEC
 443 SPS Technologies                                          ST
 444 State Bancshares                                          SBNP
 445 Steel City Products                                       SCPI
 446 Sterling Financial Corp.                                  SLFI*
 447 Strawbridge & Clother                                     STRW.A
 448 STV Group                                                 STVI
 449 SubMicron                                                 SUBM
 450 Suburban Federal Savings Bank                             SUBF*
 451 Sulcus Computer                                           SUL
 452 Summit Bancorp                                            NONE
 453 Sun Bancorp                                               SUBI
 454 Sun Company                                               SUN
 455 Sungard Data Systems                                      SNDT
 456 Super Rite                                                SUPR
 457 Supra Medical                                             SUM
 458 Surgical Laser Technologies                               SLTI
 459 Susquehanna Bancshares                                    SUSQ
 460 Sylvan Foods                                              SYLN
 461 Systems & Computer Tehcnology                             SCTC
 462 S&T Bancorp.                                              STBA
 463 Tasty Baking                                              TBC
 464 Technitrol                                                TNL
 465 Teleflex                                                  TFX
 466 Tel-Save Holdings                                         TALK
 467 TF Financial Corp.                                        NONE
 468 Thermal Industries                                        THMP
 469 Toll Brothers                                             TOL
 470 Total Containment, Inc.                                   TCIX
 471 Tower Bancorp.                                            TOBC*
 472 Transducer Systems                                        TSIC
 473 Troy Hill Bancorp.                                        THBC
 474 Tseng Labs                                                TSNG
 475 Turbotville National Bank                                 TVNB*
 476 Tuscarora Plastics                                        TUSC
 477 UGI Corp.                                                 UGI
 478 UNB Corporation                                           NONE
 479 Uni-Marts                                                 UNI
 480 Union Bancorp                                             UBTP*
 481 Union National Financial Corp.                            NONE
 482 Union Pacific                                             UNP
 483 Unisys                                                    UIS
 484 United Bank of Philadelphia                               NONE
 485 United Valley Bank                                        NONE
 486 Universal Health Services                                 UHS
 487 Univest Corporation of Pennsylvania                       UVSP
 488 Urban Outfitters                                          URBN
 489 USA BancShares                                            USAB
 490 USA Technologies                                          USAN
 491 US Wats Inc.                                              USWI
 492 USBANCorp.                                                UBAN
 493 USX - Marathon                                            MRO
 494 USX Delhi                                                 DGP
 495 USX - U.S. Steel                                          X
 496 UTI Energy Corporation                                    UTI
 497 U.S. Bioscience                                           UBS
 498 U.S. Healthcare                                           USHC
 499 Valley Forge Scientific                                   VLFG
 500 Vineyard Oil and Gas                                      NONE
 501 Vishay Intertechnology                                    VSH
 502 VWR                                                       VWRX
 503 V. F. Corp                                                VFC
 504 Walshire Inc.                                             WALS
 505 Wayne County Bank & Trust Company                         WYBP*
 506 Weis Markets                                              WMK
 507 West                                                      WST
 508 West Milton State Bank                                    NONE
 509 Westinghouse                                              WX
 510 Westinghouse Airbrake                                     WAB
 511 Westmoreland Coal                                         WCX
 512 Weston Roy F.                                             WSTN.A
 513 Woodlands Bank                                            NONE
 514 WVS Financial Corp.                                       WVFC
 515 York Financial                                            YFED
 516 York International                                        YRK
 517 York Water                                                YWTR
 518 Zurn Ind.                                                 ZRN
 519 Zynaxis                                                   ZNXS

                                   HOMESTATE
                                   ---------
   PENNSYLVANIA [GRAPHIC CAPITAL "E" IN AN OCTAGONAL-SHAPED LOGO] GROWTH FUND











                                ANNUAL REPORT
                              ------------------
                                JUNE 30, 1996

------------------------------------------------------------------------------
              THE HOMESTATE PENNSYLVANIA GROWTH FUND
              --------------------------------------


                         ABOUT THE FUND
					     --------------
The HomeState Pennsylvania Growth Fund seeks long-term growth of capital through investment primarily in the common stocks of companies with headquarters or significant operations in the Commonwealth of Pennsylvania.

  FUND MANAGEMENT HAS IDENTIFIED THREE KEY POINTS AS COMPONENTS OF ITS
                      INVESTMENT STRATEGY:

                PENNSYLVANIA AS A PRIMARY MARKET
				--------------------------------
The State is home to over 500 publicly traded companies, including 33 Fortune 500 companies. Pennsylvania's $244 billion economy is similar in size to that of many individual countries, including Mexico and South Korea. Its corporate profile is diverse, from traditional manufacturing companies to state-of-the-art biopharmaceutical firms, with growth and expansion in medical and health services, trade, education and financial institutions.

               UNCOVERING INVESTMENT OPPORTUNITIES
			   -----------------------------------
The Fund's investment adviser, Emerald Advisers, Inc., employs a full-time research staff to explore the local Pennsylvania companies that are often ignored by traditionally nationally oriented research firms. Emerald's mission is to keep a constant eye on the State's business community, actively updating a company's progress by talking to its management, employees, suppliers, customers and competitors.

                 AN EXPERIENCED MANAGEMENT TEAM
				 ------------------------------
Emerald Advisers, Inc.'s team of investment professionals bring to the Fund diverse background experience gained from the securities brokerage, trust and banking, institutional investment advisory and mutual fund industries.

The Fund's portfolio is managed by Kenneth G. Mertz II, CFA, who previously served as chief investment officer to the $12 billion Pennsylvania State Employees Retirement System.



   BY SEEKING OUT THE INVESTMENT OPPORTUNITIES FOUND HERE IN OUR HOME STATE, OUR EXPERIENCED INVESTMENT PROFESSIONALS WORK TO PROVIDE FUND
                  SHAREHOLDERS WITH WHAT WE CALL. . .


                     "THE HOMESTATE ADVANTAGE."


  THIS REPORT CONTAINS INFORMATION ABOUT THE FUND'S PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AN INVESTMENT IN THE
FUND WILL FLUCTUATE IN VALUE SO THAT YOUR ACCOUNT, WHEN REDEEMED, MAY BE
        WORTH MORE OR LESS THAN YOUR ORIGINAL PURCHASE PRICE.

------------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
THE FUND AT A GLANCE                                             JUNE 30, 1996
------------------------------------------------------------------------------

    HOMESTATE PENNSYLVANIA GROWTH FUND PERFORMANCE COMPARISON VS. S&P 500*
                  GROWTH OF HYPOTHETICAL $10,000 INVESTMENT

                 Sep-92    Dec-92    Mar-93    Jun-93    Sep-93    Dec-93    Mar-94    Jun-94
                 ------    ------    ------    ------    ------    ------    ------    ------
HomeState
 Pennsylvania
  Growth Fund    9496.68  10322.89  10446.35  10427.35  11743.16  12291.17  12051.49  11859.74
S&P 500         10000.00  10504.86  10965.86  11018.08  11302.22  11564.84  11127.91  11173.42


                 Sep-94    Dec-94    Mar-95    Jun-95    Sep-95    Dec-95    Mar-96    Jun-96
                 ------    ------    ------    ------    ------    ------    ------    ------
HomeState
 Pennsylvania
  Growth Fund   12671.50  12525.18  13110.47  15295.55  17148.04  18083.12  18948.53  21415.00
S&P             11718.81  11716.16  12855.43  14080.65  15198.50  16112.16  16976.33  17735.98


TOP TEN HOLDINGS AS OF JUNE 30, 1996

ISSUE                        % OF FUND  ISSUE                         % OF FUND
-----                        ---------  -----                         ---------
1. Safeguard Scientifics, Inc. 3.67%    6. Genrad, Inc.                  1.82%
2. Technitrol, Inc.            2.18%    7. Charter Power Systems, Inc.   1.71%
3. Penn Treaty American Corp.  1.95%    8. Right Management Consultants  1.70%
4. Met-Pro Corp.               1.88%    9. Bel Fuse, Inc.                1.67%
5. Harsco Corp.                1.84%   10. Sungard Data Systems,Inc.     1.67%


                                                                          3
---------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
REPORT FROM MANAGEMENT
---------------------------------------------------------------------------

                                                              July 31, 1996

Dear Shareholder:

We are pleased to report the performance results for the HomeState Pennsylvania Growth Fund's fourth fiscal year. The total return without adjustments for sales charges for the twelve-month period ended June 30, 1996 was 39.94%, substantially better than market benchmarks such as the Standard & Poor's 500 Index return of 25.96% and the Wilshire 5000 Index (a composite of all issues traded on the New York, American and NASDAQ exchanges) return of 26.24%. The Fund's results were also substantially higher than the Russell 2000 ( a small company index), which was up 23.94% including reinvested dividends, and the Morningstar Growth Funds average, which was up 23.10%. Including the Fund's full 5.0% sales charge over the period, the Fund was up 32.94%.

Performance results for the Fund for periods ended June 30, 1996 are as follows:

                                    AVERAGE ANNUALIZED RETURNS
								   ----------------------------    CUMULATIVE
                                                          SINCE       TOTAL
												        INCEPTION	 RETURNS
FUND/INDEX                        ONE YEAR  THREE YEARS  10/1/92  SINCE 10/1/92
----------                        --------  -----------  -------  -------------
HomeState PA Growth (at N.A.V.)   + 39.94%    + 27.13%   + 24.20%   + 125.42%
HomeState PA Growth               + 32.94%    + 24.98%   + 22.51%   + 114.15%
   (at Maximum Offering Price)
Standard & Poor's 500 Index       + 25.96%    + 17.20%   + 16.50%   +  77.29%
Wilshire 5000 Index               + 36.47%    + 16.80%   + 16.90%   +  79.58%
Morningstar Growth Funds Ave.     + 30.74%    + 15.16%   + 15.81%   +  73.38%


The Standard & Poor's 500 and Wilshire 5000 indices are unmanaged stock market indices and their returns assume the reinvestment of all dividends. The Morningstar Growth Funds average is a composite average of 836, 489, and 403 growth-oriented funds over the one year, three year, and since inception (10/1/92) time periods, respectively. Please keep in mind that past performance is no guarantee of future results and investment return and principal value will fluctuate so that shares may be worth more or less than their original value. Some of the Fund's returns are higher due to the manager's maintenance of expenses.

These performance results helped your HomeState Fund receive national attention in the last few months. The Fund was cited by Lipper Analytical Services, Inc. as one of the Top 15 Growth Funds in the nation, ranking #13 of 619 funds measured for the one year period ended June 30, 1996 and #4 of 379 growth funds for the three-year period also ended June 30th. And finally, Morningstar, Inc. awarded the Fund their highest rating, a Five

4
---------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
REPORT FROM MANAGEMENT
---------------------------------------------------------------------------

Star (*****) rating for the three year period ended June 30th. Only 10% of the 1,848 equity funds measured received five stars. For the one year period ended June 30th, the Fund received a Three Star (***) rating out of 2,882 equity funds.*

As these results reflect, the stock market environment has been almost ideal for investors through the month of June. The lowering of interest rates since the Spring of 1995, a lack of inflationary pressures and accelerating earnings had resulted in considerably above-average returns. The market highs of April and May were accentuated by "momentum players" who weren't making long-term investment decisions but rather pushing stocks higher based on favorable technical charts. The market drop since these highs has been sharp and we finally have a correction greater than 10% as this letter is written. While this correction has been mainly concentrated in the NASDAQ exchange, all market participants have certainly felt the pain. It is natural that the leadership stocks of this market be subjected to profit-taking. The strength of this market has been centered in technology stocks as well as the small-cap issues and therefore the correction has been exacerbated by a lack of liquidity in many of these issues.

In our opinion, the stock market remains undervalued on a price-to-earnings basis, as it trades at less than 16 times trailing earnings as we end July. We also believe the market is also undervalued on a price-to-cash flow basis, assuming that both earnings and cashflow are still increasing. This, of course, is the current dilemma for all stock market participants. As has been the usual case with each earnings period for the last two years, the market displays signs of nervousness during the final week of the quarter and the first two weeks of the reporting period, as the early negative earnings reports saturate the marketplace. While this time period is never easy, this particular period has generated extra concerns due to the market heights and the lack of strength in the bond market.

Stock market "Bears" are pointing to many indicators for signs of weakness. Included is the lack of Dow Jones Industrial Index and Standard & Poor's 500 Index gains since mid-February, even given the record billions of new cash flowing into mutual funds (in fact, the inflows for the first six months of 1996 have exceeded the entire amount for 1995). Also cited are the churning at the market high in May, the commodity price increases in 1996, higher interest rates, extreme increases in employment numbers and housing starts. While we could negate each such argument in terms of expectations for the second half (we believe economic growth will slow from the first half), the real keys and therefore the real problems for market "Bulls" are wage inflation and earnings growth.

Our philosophy remains in place to invest in the best growth companies with pricing power and an ability to control their pricing points and therefore their own destiny. These companies are usually niche players and market-share leaders. We are also looking for stable growth companies: stability of earnings means less risk and more confidence in earnings estimates. In a time of such anxiety about the stock market, we are pleased that so many of these leading growth companies are found right here in our own backyard. Our in-depth, on-site research is a crucial part of our process of reducing potential risk.

                                                                          5
---------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
REPORT FROM MANAGEMENT
---------------------------------------------------------------------------

Finally, we are pleased to note that the Fund's total assets have risen by more than 160% for the fiscal year 1996, and Emerald Advisers, Inc., the Fund's investment adviser, now manages more than $150 million for individual and institutional investors. We welcome our many new shareholders to the HomeState family. As always, we thank you for your confidence and support, and welcome your comments or questions.

                                    Sincerely,

                                    /s/ Kenneth G. Mertz II

                                    Kenneth G. Mertz II
                                    Chief Investment Officer



*Morningstar   proprietary   ratings   reflect   historical   risk-adjusted
 performance as of 6/30/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and ten- year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns.

6
-------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
SCHEDULE OF INVESTMENTS                                     JUNE 30, 1996
-------------------------------------------------------------------------
                                                                 MARKET
                                                  SHARES         VALUE**
												  ------         -------
COMMON STOCK - 88.1%
COMMUNICATIONS & BROADCASTING - 3.9%
     American Telecasting, Inc.#*............     22,200    $     294,150
     Comcast Corp., Special (A Shares)*......     37,650          696,525
     EZ Communications, Inc. (A Shares)#*....     10,000          237,500
     Palmer Wireless, Inc. (A Shares)#*......      3,000           60,000
     People's Choice TV Corp.#*..............     17,000          310,250
     Tel-Save Holdings, Inc.*................     10,000          212,500
     Wireless Cable of Atlanta, Inc.#*.......     21,800          359,700
                                                            -------------
                                                                2,170,625
                                                            -------------
FINANCE, INSURANCE & REAL ESTATE - 12.1%
     INSURANCE CARRIERS - 5.1%
     American Travellers Corp.*..............     31,250          718,750
     Donegal Group, Inc......................     19,900          343,275
     Penn-America Group, Inc.................     30,000          498,750
     Penn Treaty American Corp.*.............     50,750        1,091,125
     Walshire Assurance Co...................     14,350          218,837
                                                            -------------
                                                                2,870,737
                                                            -------------
     LIFE INSURANCE - 0.3%
     Provident American Corp.*...............     17,700          183,637
                                                            -------------
     NATIONAL COMMERCIAL BANKS - 1.4%
     First Capitol Bank/York, PA*............      4,800          108,000
     Mellon Bank Corp........................     11,450          652,650
                                                            -------------
                                                                  760,650
                                                            -------------
     SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS - 1.9%
     Parkvale Financial Corp.................      9,108          229,977
     Patriot Bank Corp.......................     21,500          274,125
     Prime Bancorp, Inc......................     10,255          190,358
     Sovereign Bancorp, Inc..................     16,537          165,370
     York Financial Corp.....................     11,650          195,139
                                                            -------------
                                                                1,054,969
                                                            -------------
     STATE & NATIONAL BANKS - 3.4%
     BT Financial Corp.......................      5,483          185,051
     Commerce Bancorp, Inc.#.................     14,825          348,387
     First Colonial Group, Inc...............     11,481          212,398
     Kish Bancorp............................        600           30,600
     Omega Financial Corp....................      6,000          198,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS                          7

-------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
SCHEDULE OF INVESTMENTS - CONTINUED                         JUNE 30, 1996
-------------------------------------------------------------------------
                                                                 MARKET
                                                  SHARES         VALUE**
												  ------         -------
     Sun Bancorp, Inc........................     12,090    $     361,189
     Susquehanna Bancshares, Inc.............     20,000          535,001
                                                            -------------
                                                                1,870,626
                                                            -------------
     TOTAL FINANCE, INSURANCE & REAL ESTATE............         6,740,619
                                                            -------------
MANUFACTURING - 44.3%
     CHEMICALS & ALLIED PRODUCTS - 1.9%
     MacDermid, Inc.#........................      7,400          518,000
     OM Group, Inc.#.........................     13,500          529,875
                                                            -------------
                                                                1,047,875
                                                            -------------
     COMMUNICATION EQUIPMENT - 0.3%
     C-COR Electronics, Inc.*................     10,900          196,200
                                                            -------------
     COMPUTER & OFFICE EQUIPMENT - 9.0%
     Black Box Corp.*........................     16,200          384,750
     HDS Network Systems, Inc.*..............     28,000          245,000
     Iomega Corp.#*..........................     25,000          725,000
     Nocopi Technologies, Inc.*..............     70,000           55,300
     SI Handling Systems, Inc................     33,850          346,963
     Safeguard Scientifics, Inc.*............     26,300        2,051,400
     SubMicron Systems, Inc.*................     69,800          610,750
     Tseng Laboratories, Inc.*...............     60,000          577,500
                                                            -------------
                                                                4,996,663
                                                            -------------
     ELECTRICAL MEASUREMENT & TEST INSTRUMENTS - 2.6%
     Cohu, Inc.#.............................     20,500          415,125
     Genrad, Inc.#*..........................     61,500        1,014,750
                                                            -------------
															    1,429,875
     FOOD & BEVERAGE - 1.4%
     Hershey Foods Corp......................     11,000          807,124
                                                            -------------
     IRON & STEEL - 0.6%
     Carpenter Technology Corp...............     11,100          355,200
                                                            -------------

     MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES - 13.4%
     Allen Organ Co. (B Shares)..............      9,300          363,863
     AMETEK, Inc.............................     26,500          576,375
     AMP, Inc................................      7,600          304,950
     Amphenol Corp. (A Shares)#*.............     15,500          356,500
     Bel Fuse, Inc.#*........................     55,360          934,200
     Berg Electronics Corp.#*................      8,000          190,000
     Cable Design Technologies*..............     20,700          677,925
     Charter Power Systems, Inc..............     27,500          955,625

8                          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
SCHEDULE OF INVESTMENTS - CONTINUED                         JUNE 30, 1996
-------------------------------------------------------------------------
                                                                 MARKET
                                                  SHARES         VALUE**
												  ------         -------
	 Emcee Broadcast Products, Inc.*.........     96,900    $     750,975
     Harsco Corp.............................     15,300        1,028,925
     JPM Company*............................     14,100          118,088
     Technitrol, Inc.........................     30,700        1,216,488
                                                            -------------
                                                                7,473,914
                                                            -------------
     MISCELLANEOUS INDUSTRIAL MACHINERY & EQUIPMENT - 1.0%
     York International Corp.................     11,000          569,250
                                                            -------------
     MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.7%
     Penn Engineering & Manufacturing Corp.
      (A Shares)                                  5,200           122,850
     Penn Engineering & Manufacturing Corp.*.     15,600          294,450
                                                            -------------
                                                                  417,300
                                                            -------------

     OPTICAL & OPHTHALMIC GOODS, PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.9%
     II-VI, Inc.*............................     31,000          499,875
                                                            -------------
     PETROLEUM REFINING - 0.4%
     Tesoro Petroleum Corp.#*................     21,500          247,250
                                                            -------------
     PHARMACEUTICAL PREPARATIONS - 3.1%
     Aronex Phamaceuticals, Inc.#*...........     40,000          210,000
     Centocor, Inc.*.........................     20,500          612,438
     IBAH, Inc.*.............................     56,500          452,000
     Integra Lifesciences Corp.#*............     11,000          107,250
     Magainin Pharmaceuticals, Inc.*.........     10,000          105,000
     Neose Technologies, Inc.*...............     11,500          235,750
                                                            -------------
                                                                1,722,438
                                                            -------------
     PRECISION INSTRUMENTS & MEDICAL SUPPLIES - 2.7%
     Arrow International, Inc................     10,000          270,000
     Healthdyne Technologies, Inc.#*.........     29,500          383,500
     Medical Technology and Innovations, Inc.*   145,000          435,000
     Respironics, Inc.*......................     22,000          407,000
                                                            -------------
                                                                1,495,500
                                                            -------------
     RUBBER & PLASTICS - 0.4%
     Tuscarora, Inc..........................     12,000          253,500
                                                            -------------
     SPECIAL INDUSTRIAL MACHINERY - 1.9%
     Met-Pro Corp............................     56,300        1,048,587
                                                            -------------
     TELECOMMUNICATIONS EQUIPMENT - 0.6%
     Tollgrade Communications, Inc.*.........     14,000          322,000
                                                            -------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS                          9

-------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
SCHEDULE OF INVESTMENTS - CONTINUED                         JUNE 30, 1996
-------------------------------------------------------------------------
                                                                 MARKET
                                                  SHARES         VALUE**
												  ------         -------
     TEXTILES & APPAREL - 0.9%
     Jones Apparel Group, Inc.*..............     10,000    $     491,250
                                                            -------------
     TRANSPORTATION - 0.8%
     Buckeye Partners, L.P...................     12,000          456,000
                                                            -------------
     TRANSPORTATION EQUIPMENT - 1.7%
     JLG Industries, Inc.....................     12,500          928,124
                                                            -------------
     TOTAL MANUFACTURING...............................        24,757,925
                                                            -------------
REAL ESTATE INVESTMENT TRUSTS - 1.1%
     Liberty Property Trust..................     29,700          590,288
                                                            -------------
SERVICES - 18.1%
     BUSINESS SERVICES - 3.0%
     CRW Financial, Inc.*....................     12,325          425,213
     Physician Support Systems, Inc.*........     13,000          294,125
     Right Management Consultants*...........     26,000          949,000
                                                            -------------
                                                                1,668,338
                                                            -------------
     COMPUTER SERVICES - 8.3%
     Ansoft Corp.*...........................     48,500          351,625
     Ansys, Inc.*............................      9,000          118,125
     Astea International, Inc.*..............     13,500          327,375
     Datastream Systems, Inc.#*..............     15,000          528,750
     DecisionOne Holdings Corp.*.............     25,900          615,125
     Fore Systems, Inc.*.....................      5,000          180,625
     Integrated Systems Consulting Group,
       Inc.*.................................      6,383          124,468
     Metatools, Inc.#*.......................     14,000          329,000
     Microleague Multimedia, Inc.*...........     15,000          101,250
     Physician Computer Network, Inc.#*......     22,000          254,375
     SCI Systems, Inc.#*.....................     15,000          609,375
     STB Systems, Inc.#*.....................     10,500          179,812
     Sungard Data Systems, Inc.*.............     23,200          930,900
                                                            -------------
                                                                4,650,805
                                                            -------------
     ENGINEERING SERVICES - 0.6%
     Astrotech International Corp.*..........     63,766          358,684
                                                            -------------
     FINANCE SERVICES - 0.5%
     DVI, Inc.*..............................     19,500          307,125
                                                            -------------

10                         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
SCHEDULE OF INVESTMENTS - CONTINUED                         JUNE 30, 1996
-------------------------------------------------------------------------
                                                                 MARKET
                                                  SHARES         VALUE**
												  ------         -------
     HOME HEALTHCARE SERVICES - 1.0%
     Amercian Homepatient, Inc.#*............      8,000    $     354,000
     Home Health Corp.*......................     13,700          185,806
                                                            -------------
                                                                  539,806
                                                            -------------
     MEDICAL & HEALTH SERVICES - 4.7%
     Apria Healthcare Group, Inc.#*..........      6,500          203,937
     Community Care of America, Inc.#*.......     24,000          288,000
     Corecare Systems, Inc.*.................     70,000          175,000
     Genesis Health Ventures, Inc.*..........     23,700          743,588
     Mariner Health Group, Inc.#*............      8,000          147,000
     PMR Corp.#*.............................      6,000           62,250
     Renal Treatment Centers, Inc.*..........     15,500          445,625
     SMT Health Services, Inc.*..............     64,300          546,550
                                                            -------------
                                                                2,611,950
                                                            -------------
     TOTAL SERVICES....................................        10,136,708
                                                            -------------
ELECTRIC, GAS & WATER UTILITIES - 1.0%
     Philadelphia Suburban Corp..............     22,000          544,500
                                                            -------------
WHOLESALE & RETAIL TRADE - 7.6%
     MISCELLANEOUS RETAIL STORES - 2.2%
     National Media Corp.*...................     48,000          846,000
     Rite Aid Corp...........................     12,000          357,000
                                                            -------------
                                                                1,203,000
                                                            -------------
     RETAIL APPAREL & ACCESSORY STORES - 1.8%
     Mothers Work, Inc.*.....................     14,000          357,000
     Piercing Pagoda, Inc.*..................     35,900          664,150
                                                            -------------
                                                                1,021,150
                                                            -------------
     WHOLESALE CHEMICALS & DRUGS - 1.4%
     AmeriSource Health Corp. (A Shares)*....     23,400          778,050
                                                            -------------
     WHOLESALE MISCELLANEOUS - 2.2%
     Alco Standard Corp......................     17,300          782,825
     APS Holding Corp.#*.....................      8,000          176,000
     VWR Scientific Products Corp.*..........     18,250          292,000
                                                            -------------
                                                                1,250,825
                                                            -------------
     TOTAL WHOLESALE & RETAIL TRADE ...................         4,253,025
                                                            -------------
     TOTAL COMMON STOCK (COST $38,182,007).............        49,193,690
                                                            -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS                         11

-------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
SCHEDULE OF INVESTMENTS - CONTINUED                         JUNE 30, 1996
-------------------------------------------------------------------------
                                                                 MARKET
                                                  SHARES         VALUE**
												  ------         -------
MONEY MARKET MUTUAL FUNDS - 10.6%
     CoreFund Treasury Reserve Portfolio.....  2,000,000    $   2,000,000
     CoreFund Fiduciary Reserve Portfolio....  1,850,000        1,850,000
     SEI Liquid Asset Trust - Government
      Portfolio..............................  2,060,741        2,060,741
                                                            -------------

     TOTAL MONEY MARKET MUTUAL FUNDS (COST $5,910,741)..        5,910,741
                                                            -------------

TOTAL INVESTMENTS (COST $44,092,748) - 98.7%............       55,104,431
                                                            -------------

OTHER ASSETS AND LIABILITIES, NET - 1.3%................          723,622
                                                            -------------

NET ASSETS - 100.0%.....................................    $  55,828,053
                                                            -------------


**  See Note 2 to Financial Statements.
*   Non-income producing security.
# Non-Pennsylvania Company as defined in the Fund's current prospectus (the aggregate of value of such securities amounted to $10,373,936 as
	of June 30, 1996).



12                         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                              JUNE 30, 1996
------------------------------------------------------------------------------

ASSETS
Investments in securities at market
 value (cost $44,092,748)..................                       $55,104,431
Cash.......................................                           181,328
Receivables for:
 Dividends and interest....................                            34,866
 Investment securities sold................                            89,563
 Capital shares sold.......................                         2,091,672
                                                                  -----------
  Total Assets.............................                        57,501,860
                                                                  -----------
LIABILITIES
Payables for:
 Investment securities purchased...........                         1,511,380
 Capital shares repurchased................                            14,604
Accrued expenses...........................                           147,823
                                                                  -----------
  Total Liabilities........................                         1,673,807
                                                                  -----------

NET ASSETS.................................                       $55,828,053
                                                                  ===========
NET ASSETS CONSISTED OF:
Shares of beneficial interest, no par
 value, 50,000,000 authorized; 2,627,170
 issued and outstanding....................                       $41,223,258
Accumulated net realized gain on
 investments...............................                         3,593,112
Unrealized appreciation on investments.....                        11,011,683
                                                                  -----------

  Net Assets...............................                       $55,828,053
                                                                  ===========

NET ASSET VALUE AND REDEMPTION PRICE PER
 SHARE ($55,828,053/2,627,170 shares)......                            $21.25
                                                                       ======
Maximum offering price per share
 (100/95 of net asset value per share).....                            $22.37
                                                                       ======

See accompanying Notes to Financial Statements                              13

------------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
STATEMENT OF OPERATIONS FOR THE FISCAL YEAR ENDED JUNE 30, 1996
------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividends.................................                          $352,171
 Interest..................................                            64,499
                                                                  -----------
    Total Investment Income................                           416,670
                                                                  -----------


EXPENSES
 Advisory fees.............................                           246,310
 12b-1 fees................................                           115,867
 Administration fees.......................                            31,973
 Transfer agent fees.......................                            60,211
 Custodial fees............................                            31,586
 Accounting services fees..................                            35,362
 Professional fees.........................                            38,321
 Printing expenses.........................                             8,932
 Registration fees.........................                             7,612
 Trustees fees and expenses................                             6,070
 Miscellaneous expenses....................                            23,757
                                                                  -----------
    Total Expenses.........................                           606,001
                                                                  -----------


NET INVESTMENT LOSS........................                          (189,331)
                                                                  -----------

REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Net realized gain on investment
  transactions.............................                         3,898,165
 Change in unrealized appreciation
  on investments...........................                         7,151,550
                                                                  -----------

NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS...............................                        11,049,715
                                                                  -----------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.................                       $10,860,384
                                                                  ===========

14                              See accompanying Notes to Financial Statements

------------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                              FOR THE FISCAL     FOR THE FISCAL
                                                YEAR ENDED         YEAR ENDED
                                              JUNE 30, 1996       JUNE 30,1995
                                              -------------       ------------
OPERATIONS
 Net investment loss.......................      $(189,331)         $ (14,949)
 Net realized gain on investment
  transactions.............................      3,898,165            442,297
 Change in unrealized appreciation
  on investments...........................      7,151,550          3,570,194
                                               -----------        -----------
 NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..........................     10,860,384          3,997,542
                                               -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:+
 Net realized gain from investment
  transactions.............................       (747,908)          (174,096)
                                               -----------        -----------

NET INCREASE FROM CAPITAL
 SHARE TRANSACTIONS - Note 3...............     25,327,678          6,672,056
                                               -----------        -----------

TOTAL INCREASE IN NET ASSETS...............     35,440,154         10,495,502


NET ASSETS:
 Beginning of year.........................     20,387,899          9,892,397
                                               -----------        -----------

 End of year...............................    $55,828,053        $20,387,899
                                               ===========        ===========


+ Does not include $998,584 short-term capital gain ($0.37 per share) and $2,375,010 long-term capital gain ($0.88 per share) distributed July 22, 1996 to shareholders of record as of July 15, 1996.

See accompanying Notes to Financial Statements                              15

------------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                   PERIODS ENDED
                                    ------------------------------------------
                                     6/30/96    6/30/95    6/30/94   6/30/93+
                                     -------    -------    -------   --------

Net asset value at
 beginning of period...............   $15.68     $12.37     $10.98     $10.00
                                      ------     ------     ------     ------
Income from Investment Operations
---------------------------------
Net investment income (loss).......    (0.07)     (0.01)     (0.03)      0.03
Net realized and unrealized
 gains on investments..............     6.17       3.54       1.53       0.95
                                      ------     ------     ------     ------
  Total from investment operations.     6.10       3.53       1.50       0.98
                                      ------     ------     ------     ------
Less Distributions
------------------
Dividends from net investment
  income...........................     0.00       0.00      (0.03)      0.00
Distributions from net realized
  gains............................    (0.53)     (0.22)     (0.08)      0.00
                                      ------     ------     ------     ------
  Total distributions..............    (0.53)     (0.22)     (0.11)      0.00
                                      ------     ------     ------     ------

Net asset value at end of period...   $21.25     $15.68     $12.37     $10.98
                                      ======     ======     ======     ======

Total return**.....................   39.94%     28.96%     13.75%    13.07%*

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period
  (000s omitted)...................  $55,828    $20,388     $9,892     $3,026
Ratio of expenses to average
 net assets before
 reimbursement by Adviser..........    1.85%      2.00%      2.67%     7.85%*
Ratio of expenses to average
 net assets after
 reimbursement by Adviser..........     na++      1.91%      2.23%     1.87%*
Ratio of net investment loss
 to average net assets before
 reimbursement by Adviser..........  (0.58)%    (0.20)%    (0.76)%   (5.24)%*
Ratio of net investment income
 (loss) to average net assets
 after reimbursement by Adviser....     na++    (0.10)%    (0.32)%     0.74%*
Average commission rate paid.......  $0.0961         -          -          -
Portfolio turnover rate............      66%        51%        51%        63%

+  From commencement of operations: October 1, 1992.
*  Annualized.
** Total return does not reflect 5.0% maximum sales charge.
++ Not applicable: no reimbursements were made by the Adviser.

16                        See accompanying Notes to Financial Statements

------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
NOTES TO FINANCIAL STATEMENTS                             JUNE 30, 1996
------------------------------------------------------------------------

NOTE 1 - DESCRIPTION OF FUND
  The HomeState Pennsylvania Growth Fund (the "Fund") is a portfolio series of The HomeState Group, a Pennsylvania common law trust operating as a diversified open-end management company registered under the Investment Company Act of 1940, as amended. The Fund was organized on August 26, 1992, and commenced operations on October 1, 1992. Operations up to October 1, 1992 were limited to issuance of 10,000 shares at $10.00 per share to the Fund's investment adviser. The investment objective of the Fund is long-term growth of capital through investments primarily in the common stock of companies with headquarters or significant operations in the Commonwealth of Pennsylvania. Under normal circumstances, the Fund will invest at least 65% of its total assets in such companies. Consequently, the Fund may be subject to risk from economic changes and political developments occurring within Pennsylvania.

NOTE 2 - SIGNIFICANT ACCOUNTING PRINCIPLES
  Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which were consistently followed by the Fund in the preparation of its financial statements:

  SECURITY VALUATION - Investment securities traded on a national securities exchange are valued at the last reported sales price at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked price and the closing bid price. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked price and the closing bid price is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Trustees believe in good faith accurately reflects their fair value.

  INCOME  RECOGNITION  -  Interest income is  accrued  daily.   Dividend
  income is recorded on the ex-dividend date.

  SECURITIES TRANSACTIONS - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the identified cost method.

  DISTRIBUTIONS TO SHAREHOLDERS - The Fund records distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in July and December. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises. Accordingly, net investment loss of $189,331 for

                                                                      17
------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
NOTES TO FINANCIAL STATEMENTS - CONTINUED                  JUNE 30, 1996
------------------------------------------------------------------------

  the  fiscal  year  ended  June 30, 1996 has been  charged  to  paid-in
  capital.   This  reclassification has no effect on net assets  or  net asset values per share.

  FEDERAL INCOME TAXES - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - CAPITAL STOCK
  At June 30, 1996, there were 50,000,000 authorized shares of beneficial interest with no par value. As of June 30, 1996, the Fund had 2,627,170 shares issued and outstanding. Capital share transactions for the fiscal years ended June 30, 1996 and June 30, 1995 were:

                                FOR THE FISCAL YEAR    FOR THE FISCAL YEAR
                                ENDED JUNE 30, 1996    ENDED JUNE 30, 1995
                               ---------------------  ---------------------
                                SHARES      AMOUNT     SHARES      AMOUNT
                              ---------  -----------  --------   ----------
  Sales.....................  1,551,022  $29,459,053   670,899   $9,021,148
  Reinvested distributions..     41,712      681,175    13,102      161,946
  Redemptions...............   (265,566)  (4,812,550) (183,880)  (2,511,038)
                              ---------  -----------  --------   ----------
  Net increase..............  1,327,168  $25,327,678   500,121   $6,672,056
                              =========  ===========  ========   ==========

NOTE 4 - INVESTMENT TRANSACTIONS
  Purchases and sales of investment securities, other than short-term investments, aggregated $39,153,336 and $20,947,081, respectively, for the fiscal year ended June 30, 1996.

  At June 30, 1996, net unrealized appreciation for reporting and Federal income tax purposes aggregated $11,011,683, of which $12,107,658 related to appreciated securities and $1,095,975 related to depreciated securities.

NOTE 5 - EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES
  Emerald Advisers, Inc. serves as the investment adviser(the "Adviser") to the Fund for which it receives investment advisory fees from the Fund. The fee is based on average net assets at the annual rate of

18
------------------------------------------------------------------------
THE HOMESTATE PENNSYLVANIA GROWTH FUND
--------------------------------------
NOTES TO FINANCIAL STATEMENTS - CONTINUED                  JUNE 30, 1996
------------------------------------------------------------------------

  0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million and up to and including $500 million, 0.55% for assets in excess of $500 million and up to and including $750 million, and 0.45% for assets in excess of $750 million. For the fiscal year ended June 30, 1996, the Fund had incurred investment advisory fees of $246,310. Under the terms of the investment advisory agreement which expires on December 31, 1996, Emerald Advisers, Inc. will reimburse the Fund if the Fund's total expenses exceed the most restrictive expense limitation in effect by a,state regulatory agency where the Fund's shares are registered for purchase. The Adviser may also voluntarily reimburse the Fund for certain expenses. For the fiscal year ended June 30, 1996, the Adviser made no voluntary expense reimbursements. At June 30, 1996, Emerald Advisers, Inc. owned 100 shares of the Fund.

  Rodney Square Distributors, Inc. ("RSD"), a wholly owned subsidiary of Wilmington Trust Company, is the sole distributor of Fund shares pursuant to a Distribution Agreement with the Fund dated as of November 20, 1995. The Fund has adopted a distribution services plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Plan allows the Fund to reimburse RSD for a portion of the costs incurred in distributing the Fund's shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.35% of the Fund's average daily net assets. During the period from November 20, 1995, through June 30, 1996, the Fund incurred expenses totaling $84,202 pursuant to the Plan. Prior to November 20, 1995, Fund/Plan Broker Services, Inc. served as the principal underwriter and distributor of Fund shares. During the period from July 1, 1995, through November 19, 1995, the Fund incurred expenses totaling $31,665 pursuant to the Plan.

  Pursuant to separate Administration, Accounting Services and Transfer Agency Agreements with the Fund, each dated November 20, 1995, Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Company, serves as administrator, accounting and transfer agent. During the period from November 20, 1995 through June 30, 1996, the Fund paid RSMC administration fees totaling $31,973, accounting services fees totaling $24,592 and transfer agent fees totaling $49,959.

  Prior to November 20, 1995, Fund/Plan Services, Inc. served as the transfer and dividend disbursing agent and provided accounting and pricing services for the Fund. During the period from July 1, 1995 through November 19, 1995, the Fund paid Fund/Plan Services, Inc. transfer agency fees totaling $10,252, and accounting and pricing services fees totaling $10,770.

  The Fund's Declaration of Trust provides that each Trustee affiliated with the Fund's Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from the income of the Fund, and expense reimbursements for each Trustees meeting attended. An unaffiliated Trustee's annual fee shall not exceed $1,000. A member of the Fund's Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane, Morris &Heckscher, the Fund's legal counsel. Legal fees aggregating $21,308 during the fiscal year ended June 30, 1996 were paid to Duane, Morris & Heckscher.

                     (THIS PAGE LEFT INTENTIONALLY BLANK)

------------------------------------------------------------------------------
                    THE HOMESTATE PENNSYLVANIA GROWTH FUND
                    --------------------------------------

           INVESTMENT ADVISER                      BOARD OF TRUSTEES:
           ------------------                      ------------------
         EMERALD ADVISERS, INC.                      BRUCE E. BOWEN
             LANCASTER, PA                      KENNETH G. MERTZ II, CFA
                                                 SCOTT C. PENWELL, Esq.
              DISTRIBUTOR                            SCOTT L. REHR
              -----------                           H.J. ZOFFER, PHD
    RODNEY SQUARE DISTRIBUTORS, INC.
             WILMINGTON, DE                         FUND MANAGEMENT
                                                    ---------------
           ADMINISTRATOR AND                     EMERALD ADVISERS, INC.
             TRANSFER AGENT                      1857 WILLIAM PENN WAY
            ----------------                         P.O. BOX 10666
  RODNEY SQUARE MANAGEMENT CORPORATION            LANCASTER, PA 17605
             WILMINGTON, DE
                                                  SHAREHOLDER SERVICES
               CUSTODIAN                          --------------------
               ---------                  RODNEY SQUARE MANAGEMENT CORPORATION
       CORESTATES FINANCIAL CORP.                    P.O. BOX 8987
            PHILADELPHIA, PA                   WILMINGTON, DE 19899-9752

        INDEPENDENT ACCOUNTANTS                    TELEPHONE NUMBERS
        -----------------------                    -----------------
          PRICE WATERHOUSE LLP             THE FUND           (800) 232-0224
            PHILADELPHIA, PA                 THE FUND (VIA
                                             THE INTERNET)    HSFUND@WOW.COM
             LEGAL COUNSEL                 MARKETING / BROKER
             -------------                   SERVICES         (800) 232-OK-PA
       DUANE, MORRIS & HECKSCHER           SHAREHOLDER
             HARRISBURG, PA                  SERVICES         (800) 892-1351

                                                 DAILY NEWSPAPER QUOTES
                                                 ----------------------
                                                       "HomeStPA"
                                                     SYMBOL: HSPGX


   THIS REPORT IS FOR THE GENERAL INFORMATION OF FUND SHAREHOLDERS. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE CONSULT A COPY OF THE FUND'S
    CURRENT PROSPECTUS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY A COPY OF
                            THE CURRENT PROSPECTUS.

              EXHIBITS AND PART C OF N1-A REGISTRATION STATEMENT

                              THE HOMESTATE GROUP

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
          (a.) Financial Statements:

               Included in Part A of this Registration Statement:

               Financial Highlights for the period October 1, 1992 (Commencement of Operations) to June 30, 1993 and for each of the three years in the period ended June 30, 1996.

               Included in Part B of this Registration Statement:

               Investments, June 30, 1996
               Statement of Assets and Liabilities, June 30, 1996
               Statement of Operations, for the fiscal year ended June 30,
               1996
               Statement of Changes in Net Assets, for the fiscal years ended June 30, 1995 and June 30, 1996
               Financial Highlights for the period October 1,
               1992(Commencement of Operations) to June 30, 1993 and for each of the three years in the period ended June 30, 1996.
               Notes to Financial Statements

          (b.) Exhibits:

                    1.   The HomeState Group's (the "Registrant") Declaration
                         of Trust, dated August 26, 1992, Addendum to the
						 Declaration of Trust dated November 21, 1996 and
						 Joinder of Additional Trustees (Incorporated by
						 reference to Exhibit 1 to post effective amendment
						 No. 5 to this Registration Statement filed November
			             27, 1996.)
                    2.   None
                    3.   None
                    4.   Form of Certificate of Common Stock (Incorporated by
                         reference to Exhibit 4 to Pre-Effective Amendment No.
                         3 to this Registration Statement filed on September
                         25, 1992.)
                    5.   (a) Investment Advisory Agreement between the
                         Registrant, on behalf of the HomeState Pennsylvania
                         Growth Fund, and Emerald Advisers, Inc. dated
                         September 1, 1992 (Incorporated by reference to
						 Exhibit 5(a) to post effective amendment No. 5 to this
						 Registration Statement filed November 27, 1996.)
                         (b) Form of Investment Advisory Agreement between the
                         Registrant, on behalf of the HomeState Select
                         Opportunities Fund, and Emerald Advisers, Inc. to be
                         dated February 1, 1997 (Incorporated by reference to
						 Exhibit 5(b) to post effective amendment No. 5 to this
						 Registration Statement filed November 27, 1996.)
                    6.   (a) Distribution Agreement between the Registrant and
                         Rodney Square Distributors, Inc. dated November 20,
                         1995.*
                         (b) Form of Selected Dealer Agreement*
                    7.   None
                    8.   (a) Custody Agreement between the Registrant
                         (HomeState Pennsylvania Growth Fund) and CoreStates
                         Financial Corp. dated August 31, 1992 (Incorporated
						 by reference to Exhibit 8(a) to post effective
						 amendment No. 5 to this Registration Statement filed
						 November 27, 1996.)
                         (b) Form of Custody Agreement between the
                         Registrant(HomeState Select Oppurtunities Fund) and
                         CoreStates Financial Corp. to be dated February 1,
                         1997 (Incorporated by reference to Exhibit 8(b) to
						 post effective amendment No. 5 to this Registration
						 Statement filed November 27, 1996.)
                    9.   (a) Transfer Agency Agreement between the Registrant
                         and Rodney Square Management Corporation dated
                         November 20, 1995.*
                         (b) Accounting Services Agreement between the
                         Registrant and Rodney Square Management Corporation
                         dated November 20, 1995.*
                         (c) Administration Agreement between the Registrant
                         and Rodney Square Management Corporation dated
                         November 20, 1995.*
                    10.  None.
                    11.  Consent of Price Waterhouse LLP.
                    12.  None.
                    13.  Subscription Agreement.
                    14.  None.
                    15.  (a) Rule 12b-1 Plan for The HomeState Pennsylvania
                         Growth Fund (Incorporated by reference to Exhibit
						 15(a) to post effective amendment No. 5 to this
						 Registration Statement filed November 27, 1996.)
                         (b) Rule 12b-1 Plan for The HomeState Select
                         Opportunities Fund (Incorporated by reference to
						 Exhibit 15(b) to post effective amendment No. 5 to
						 this Registration Statement filed November 27, 1996.)
                    16.  Schedule for Computation of Performance Quotation.*
                    17.  Financial Data Schedule.*
                    18.  None.

          * Incorporated by reference to Pre-Effective Amendment No. 4 to this Registration Statement filed on October 3, 1996.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES (AS OF JANUARY 31, 1997)
                (1)                               (2)
          TITLE OF CLASS                NUMBER OF RECORD SHAREHOLDERS
          --------------                -----------------------------
          Shares of beneficial
          interest $.01 par value

          The HomeState Pennsylvania              4,762
          Growth Fund

ITEM 27.  INDEMNIFICATION
     The Declaration of Trust (filed as Exhibit 1) provides for indemnification of Trustees, as set forth in Section 13 thereof.

     The Registrant's Distribution Agreement (filed as Exhibit 6(a)) provides for indemnification of the principal underwriter against certain losses, as set forth in Section 10 thereof.

     It is expected that the Registrant will obtain a directors' and officers' liability policy covering specific types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to such provisions of the Declaration of Trust, Distribution Agreement, or statutes or otherwise, the Registrant has been advised that in the opinion of a Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the shares of the Registrant, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue. Emerald Advisers, Inc. performs

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     investment advisory services for the Registrant and certain other investment advisory clients. Emerald Advisers, Inc. also serves as General Partner to Emerald Partners, L.P., a Pennsylvania-chartered investment limited partnership.

     As Emerald Advisers, Inc. is a wholly-owned corporation (incorporated on November 14, 1991), each director and officer of the corporation has held various positions with other companies prior to the founding of Emerald
Advisers, Inc. Information as to the directors and officers of Emerald Advisers, Inc. is included in its Form ADV filed on November 14, 1991 and most recently supplemented on May 31, 1996 with the Securities Exchange Commission File No. 801-40263 and is incorporated by reference herein.

ITEM 29.  PRINCIPAL UNDERWRITERS.
     (a)  The Rodney Square Fund
          The Rodney Square Strategic Fixed-Income Fund
          The Rodney Square Multi-Manager Fund
          The Rodney Square Tax-Exempt Fund
          1838 Investment Advisors Funds
          Heitman Real Estate Fund, Institutional Class
          Kiewit Mutual Fund
          The Olstein Funds
     (b)
(1)                    (2)                               (3)
NAME AND PRINCIPAL     POSITION AND OFFICES WITH         POSITION AND OFFICES
BUSINESS ADDRESS       RODNEY SQUARE DISTRIBUTORS, INC.  WITH REGISTRANT
------------------     --------------------------------  --------------------
Jeffrey O. Stroble     President, Secretary,             None
1105 North Market St.  Treasurer & Director
Wilmington, DE  19890

Martin L. Klopping     Director                          None
Rodney Square North
1100 North Market St.
Wilmington, DE  19890

Neil Curran            Vice President                    None
1105 North Market St.
Wilmington, DE  19890

(c)  None.

ITEM 30 LOCATION OF ACCOUNTS AND RECORDS

Certain  accounts,  books and other documents required  to  be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder and the records relating to the duties of the Registrant's transfer agent will be maintained by Rodney Square Management Corporation, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001. Records relating to the duties of the Registrant's custodian will be maintained by CoreStates Financial Corp., P.O. Box 7558, Philadelphia, PA 19101-7558.


ITEM 31.  MANAGEMENT SERVICES

None.

ITEM 32  UNDERTAKINGS

     The Registrant will undertake to call a special meeting of shareholders if shareholders representing at least 10% of the Registrant's outstanding voting shares request such a meeting for the purpose of voting on the removal of a Trustee or Trustees. Under such circumstances, the Registrant will assist in shareholder communications as required by Section 16(c) of the Act.

     The Registrant hereby undertakes to furnish a copy of the Registrant's Annual Report to shareholders and to each person to whom a copy of the Registrant's Prospectus is deliverd, upon request and without charge.

     The registrant hereby undertakes to file a further Post-Effective Amendment to include financial statements for the Pennsylvania Select Opportunities Growth Fund which need not be certified, within four to six months from the effective date of this Post-Effective Amendment.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lancaster, and State of Pennsylvania, on the 7th day of February, 1997.

                                             THE HOMESTATE GROUP

                                             By:  /s/ Scott L. Rehr

                                             Scott L. Rehr, President

      Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                     TITLE                    DATE
---------                     -----                    ----
/s/ Scott L. Rehr             President (Principal
----------------------        Executive Officer)
Scott L. Rehr                 and Trustee              February 7, 1997



----------------------
Bruce E. Bowen                Trustee                  February 7, 1997


/s/ Kenneth G. Mertz
----------------------        Vice President,
Kenneth G. Mertz              CIO, and Trustee         February 7, 1997


/s/ Scott C. Penwell
----------------------
Scott C. Penwell, Esq.        Trustee                  February 7, 1997



----------------------
H.J. Zoffer                   Trustee                  February 7, 1997